                                                                  Exhibit 4.13



                   AMENDED AND RESTATED DECLARATION OF TRUST

                                      OF

                        SUNAMERICA CAPITAL TRUST [____]


                       Dated as of [________ __], 19[__]








                                TABLE OF CONTENTS(*)


                                                                Page

PARTIES..................................................        1

                                   RECITALS:

Recitals.................................................        1


                                   ARTICLE I
                                  DEFINITIONS

SECTION 1.1       Certain terms defined; other terms
                  defined in the Trust Indenture Act
                  of 1939, as amended, or by reference
                  therein in the Securities Act of 1933,
                  as amended, to have the meanings
                  assigned therein.......................       2

                  Affiliate..............................       2
                  Appointment Event......................       2
                  Book Entry Interest....................       3
                  Business Day...........................       3
                  Business Trust Act.....................       3

------------------
(*) This Table of Contents does not constitute part of the Amended and Restated Declaration of Trust and should not have any bearing upon the interpretation of any of its terms or provisions.

                  Certificate............................       3
                  Certificate of Trust...................       3
                  Clearing Agency........................       3
                  Clearing Agency Participant............       3
                  Closing Date...........................       3
                  Code...................................       3
                  Commission.............................       3
                  Common Security........................       4
                  Common Security Certificate............       4
                  Covered Person.........................       4
                  Debenture Trustee......................       4
                  Debentures.............................       4
                  Definitive Preferred Security
                  Certificates...........................       4
                  Delaware Trustee.......................       4
                  Depositary Agreement...................       4
                  Distribution...........................       4
                  DTC....................................       4
                  Event of Default.......................       4
                  Exchange Act...........................       4
                  Fiscal Year............................       4
                  Global Certificate.....................       5
                  Holder.................................       5
                  Indemnified Person.....................       5
                  Indenture..............................       5
                  Indenture Event of Default.............       5
                  Investment Company.....................       5
                  Investment Company Act.................       5
                  Legal Action...........................       5
                  Liquidation Distribution...............       5
                  Majority in liquidation amount
                    of the Securities....................       5
                  Ministerial Action.....................       6
                  Option Closing Date....................       6
                  Original Declaration...................       6
                  Paying Agent...........................       6
                  Person.................................       6
                  Preferred Guarantee....................       6
                  Preferred Security.....................       6
                  Preferred Security Beneficial
                  Owner..................................       6
                  Preferred Security
                  Certificate............................       6
                  Property Trustee.......................       6
                  Property Account.......................       6
                  Quorum.................................       7
                  Regular Trustee........................       7
                  Related Party..........................       7
                  Resignation Request....................       7
                  Responsible Officer....................       7
                  Rule 3a-7..............................       7
                  Securities.............................       7
                  Securities Act.........................       7

                  66-2/3% in liquidation amount
                  of the Securities......................       7
                  Special Event..........................       8
                  Special Regular Trustee................       8
                  Sponsor or SunAmerica..................       8
                  Successor Delaware Trustee.............       8
                  Successor Property Trustee.............       8
                  10% in liquidation amount of
                  the Securities.........................       8
                  Treasury Regulations...................       8
                  Trustee or Trustees....................       8
                  Trust Indenture Act....................       9
                  Underwriting Agreement.................       9


                                  ARTICLE II
                              TRUST INDENTURE ACT

SECTION 2.1       Trust Indenture Act;
                  Application............................        9

SECTION 2.2       List of Holders of Preferred
                  Securities.............................        9

SECTION 2.3       Reports by the Property Trustee........        10

SECTION 2.4       Periodic Reports to the Property
                  Trustee................................        10

SECTION 2.5       Evidence of Compliance with
                  Conditions Precedent...................        10

SECTION 2.6       Events of Default; Waiver..............        10

SECTION 2.7       Disclosure of Information..............        13


                                  ARTICLE III
                                 ORGANIZATION

SECTION 3.1       Name...................................        13

SECTION 3.2       Office.................................        13

SECTION 3.3       Insurance of the Trust Securities......        13

SECTION 3.4       Purchase of Debentures.................        14

SECTION 3.5       Purpose................................        15

SECTION 3.6       Authority..............................        15

SECTION 3.7       Title to Property of the Trust.........        16

SECTION 3.8       Powers and Duties of the Regular
                  Trustees...............................        16

SECTION 3.9       Prohibition of Actions by Trust and
                  Trustees...............................        19

SECTION 3.10      Powers and Duties of the Property
                  Trustee................................       20

SECTION 3.11      Delaware Trustee.......................       23

SECTION 3.12      Certain Rights and Duties of the
                  Property Trustee.......................       23

SECTION 3.13      Registration Statement and Related
                  Matters................................       26

SECTION 3.14      Filing of Amendments to Certificate
                  of Trust...............................       27

SECTION 3.15      Execution of Documents by Regular
                  Trustees...............................       28

SECTION 3.16      Trustees Not Responsible for Recitals
                  or Issuance of Securities..............       28

SECTION 3.17      Duration of Trust......................       28


                                  ARTICLE IV
                                    SPONSOR


SECTION 4.1       Purchase of Common Securities by
                  Sponsor................................       28

SECTION 4.2       Expenses...............................       28


                                   ARTICLE V
                                   TRUSTEES


SECTION 5.1       Number of Trustees; Qualifications.....       29

SECTION 5.2       Appointment, Removal and Resignation
                  of Trustees............................       32

SECTION 5.3       Vacancies Among Trustees...............       35

SECTION 5.4       Effect of Vacancies....................       35

SECTION 5.5       Meetings...............................       35

SECTION 5.6       Delegation of Power....................       36

                                  ARTICLE VI
                                 DISTRIBUTIONS

SECTION 6.1       Distributions..........................       36


                                  ARTICLE VII
                            ISSUANCE OF SECURITIES

SECTION 7.1       General Provisions Regarding
                  Securities.............................       37


                                 ARTICLE VIII
                             TERMINATION OF TRUST

SECTION 8.1       Termination of Trust...................       39


                                  ARTICLE IX
                             TRANSFER OF INTERESTS

SECTION 9.1       Transfer of Securities.................       39

SECTION 9.2       Transfer of Certificates...............       40

SECTION 9.3       Deemed Security Holders................       40

SECTION 9.4       Book Entry Interests...................       41

SECTION 9.5       Notices to Holders of
                  Certificates...........................       42

SECTION 9.6       Appointment of Successor
                  Clearing Agency........................       42

SECTION 9.7       Definitive Preferred Securities
                  Certificates...........................       42

SECTION 9.8       Mutilated, Destroyed, Lost or
                  Stolen Certificates....................       43




                                   ARTICLE X
                   LIMITATION OF LIABILITY; INDEMNIFICATION

SECTION 10.1        Exculpation..........................       43

SECTION 10.2        Indemnification......................       44

                                  ARTICLE XI
                                  ACCOUNTING

SECTION 11.1        Fiscal Year..........................       45

SECTION 11.2        Certain Accounting Matters...........       45

SECTION 11.3        Banking..............................       46

SECTION 11.4        Withholding..........................       46


                                  ARTICLE XII
                            AMENDMENTS AND MEETINGS

SECTION 12.1        Amendments...........................       47

SECTION 12.2        Meetings of the Holders of
                    Securities; Action by Written
                    Consent..............................       48


                                 ARTICLE XIII
                      REPRESENTATIONS OF PROPERTY TRUSTEE
                             AND DELAWARE TRUSTEE

SECTION 13.1        Representations and Warranties
                    of Property Trustee..................       50


                                  ARTICLE XIV
                                 MISCELLANEOUS

SECTION 14.1        Notices..............................       51

SECTION 14.2        Undertaking for Costs................       52

SECTION 14.3        Governing Law........................       53

SECTION 14.4        Headings.............................       53

SECTION 14.5        Partial Enforceability...............       53

SECTION 14.6        Counterparts.........................       53

SECTION 14.7        Intention of the Parties.............       53

SECTION 14.8        Successors and Assigns...............       54


SIGNATURES AND SEALS.....................................       55

EXHIBIT A: CERTIFICATE OF TRUST

EXHIBIT B: TERMS OF THE PREFERRED SECURITIES

EXHIBIT C: TERMS OF THE COMMON SECURITIES


                             AMENDED AND RESTATED
                             DECLARATION OF TRUST
                                      OF
                        SunAmerica Capital Trust [___]

                            [_________ __], 19[__]


               AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of ______________ __, 199_ by the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Trustees"), SunAmerica Inc., a Maryland corporation, as trust sponsor ("SunAmerica" or the "Sponsor"), and by the holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to this Declaration.

               WHEREAS, the Sponsor and the Trustees entered into a Declaration of Trust dated as of August 31, 1995 (the "Original Declaration") in order to establish a statutory business trust (the "Trust") under the Business Trust Act (as hereinafter defined);

               WHEREAS, the Certificate of Trust (the "Certificate of Trust") of the Trust was filed with the office of the Secretary of State of the State of Delaware on _________ __, 199_;

               WHEREAS, the Trustees and the Sponsor desire to continue the Trust pursuant to the Business Trust Act for the purpose of, as described more fully in Sections 3.3 and 3.4 hereof, (i) issuing and selling Preferred Securities (as defined herein) representing undivided beneficial interests in the assets of the Trust for cash and investing the proceeds thereof in Debentures (as hereinafter defined) of SunAmerica issued under the Indenture (as hereinafter defined) to be held as assets of the Trust and (ii) issuing and selling Common Securities (as defined herein) representing undivided beneficial interests in the assets of the Trust to SunAmerica in exchange for cash and investing the proceeds thereof in additional Debentures issued under the Indenture to be held as assets of the Trust; and

               NOW, THEREFORE, it being the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Act, that the Original Declaration be amended and restated in its entirety as provided herein and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets referred to in clauses (i) and (ii) of the previous Whereas clause purchased by the Trust will be held in trust for the benefit of the Holders (as defined herein) from time to time, of the Certificates (as defined herein) representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                   ARTICLE I

                                  DEFINITIONS

SECTION 1.1  Definitions.

               (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
Section 1.1;

               (b) a term defined anywhere in this Declaration has the same meaning throughout;

               (c) all references to "the Declaration" or "this Declaration" are to this Amended and Restated Declaration of Trust (including Exhibits A, B and C hereto (the "Exhibits")) as modified, supplemented or amended from time to time;

               (d) all references in this Declaration to Articles and Sections and Exhibits are to Articles and Sections of and Exhibits to this Declaration unless otherwise specified;

               (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

               (f) a reference to the singular includes the plural and vice versa.

               "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

               "Appointment Event" means an event defined in the terms of the Preferred Securities set forth in Exhibit B which entitles the Holders of a Majority in liquidation amount of the Preferred Securities to appoint a Special Regular Trustee.

               "Book Entry Interest" means a beneficial interest in a Global Certificate registered in the name of a Clearing Agency or a nominee thereof, ownership and transfers of which shall be maintained and made through book entries by such Clearing Agency as described in Section 9.4.

               "Business Day" means any day other than a day on which banking institutions in New York, New York are authorized or required by law to close.

               "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time.

               "Certificate" means a Common Security Certificate or a Preferred Security Certificate.

               "Certificate of Trust" has the meaning set forth in the second Whereas clause above.

               "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depository for the Preferred Securities and in whose name or in the name of a nominee of that organization, shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Preferred Securities.

               "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

               "Closing Date" means the Closing Date as specified in the Underwriting Agreement, which date is also the date of execution and delivery of this Declaration.

               "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation. A reference to a specific section ((Sec.)) of the Code refers not only to such specific section but also to any corresponding provision of any federal tax statute enacted after the date of this Declaration, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Declaration containing such reference.

               "Commission" means the Securities and Exchange Commission.

               "Common Security" has the meaning specified in Section 7.1(b).

               "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Annex I to Exhibit C.

               "Covered Person" means (i) any officer, director, shareholder, partner, member, representative, employee or agent of the Trust or its Affiliates, (ii) any officer, director, shareholder, employees, representatives or agents of SunAmerica or its Affiliates and (iii) the Holders from time to time of the Securities.

               "Debenture Trustee" means The First National Bank of Chicago, as trustee under the Indenture until a successor is appointed thereunder and thereafter means such successor trustee.

               "Debentures" means the series of Junior Subordinated Debentures issued by SunAmerica under the Indenture to the Property Trustee and entitled the "[__]% Junior Subordinated Debentures due 20[__]".

               "Definitive Preferred Security Certificates" has the meaning set forth in Section 9.4.

               "Delaware Trustee" has the meaning set forth in Section
5.1(a)(3).

               "Depositary Agreement" means the agreement among the Trust, the Property Trustee and DTC dated as of the Closing Date, as the same may be amended or supplemented from time to time.

               "Distribution" means a distribution payable to Holders of

Securities in accordance with Section 6.1.

               "DTC" means The Depository Trust Company, the initial Clearing Agency.

               "Event of Default" in respect of the Securities means an Indenture Event of Default has occurred and is continuing in respect of the Debentures.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time or any successor legislation.

               "Fiscal Year" has the meaning specified in Section 11.1.

               "Global Certificate" has the meaning set forth in Section 9.4.

               "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

               "Indemnified Person" means any Trustee, any Affiliate of any Trustee, any officers, directors, shareholders, members, partners, employees, representatives or agents of any Trustee, or any employee or agent of the Trust or its Affiliates.

               "Indenture" means the Indenture dated as of March 15, 1995 between SunAmerica and the Debenture Trustee as supplemented by the [__________] Supplemental Indenture thereto dated as of [_____________ __], 199_, pursuant to which the Debentures are to be issued.

               "Indenture Event of Default" means an event or condition defined as an "Event of Default" with respect to the Debentures under Section 6.01(a) of the Indenture has occurred and is continuing.

               "Investment Company" means an investment company as defined in the Investment Company Act.

               "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time or any successor legislation.

               "Legal Action" has the meaning specified in Section 3.8(g).

               "Liquidation Distribution" has the meaning set forth in Exhibits B and C hereto establishing the terms of the Securities.

               "Majority in liquidation amount of the Securities" means, except as otherwise required by the Trust Indenture Act and except as provided in the penultimate paragraph of paragraph 5 of Exhibit B hereto, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holder(s) of outstanding Preferred Securities or Common Securities voting separately as a class, who are the record owners of a relevant class of Securities whose liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) represents more than 50% of the liquidation amount of all outstanding Securities of such class.

               "Ministerial Action" has the meaning set forth in the terms of the Securities as set forth in Exhibits B and C hereto.

               "Option Closing Date" means the Option Closing Date as specified in the Underwriting Agreement.

               "Original Declaration" has the meaning set forth in the first WHEREAS clause above.

               "Paying Agent" has the meaning specified in Section 3.10(i).

               "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

               "Preferred Guarantee" means the Guarantee Agreement to be dated as of [___________ __], 199[_] of SunAmerica in respect of the Preferred Securities.

               "Preferred Security" has the meaning specified in Section
7.1(b).

               "Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

               "Preferred Security Certificate" means a definitive certificate in fully registered form representing a Preferred Security substantially in the form of Annex I to Exhibit B.

               "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.1(c) and having the duties set forth for the Property Trustee herein.

               "Property Account" has the meaning specified in Section
3.10(c)(i).

               "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both such Regular Trustees.

               "Regular Trustee" means any Trustee other than the Property Trustee and the Delaware Trustee.

               "Related Party" means any direct or indirect wholly owned subsidiary of SunAmerica or any other Person which owns, directly or indirectly, 100% of the outstanding voting securities of SunAmerica.

               "Resignation Request" has the meaning specified in Section

5.2(d).

               "Responsible Officer" means, with respect to the Property Trustee, the chairman of the board of directors, the president, any vice-president, any assistant vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

               ["Rule 3a-5" or "Rule 3a-7" means Rule 3a-5 or Rule 3a-7, respectively,] under the Investment Company Act or any successor rule thereunder.(**)

--------------
(**)Use only Rule 3a-5 if convertible Preferred Securities are issued.

               "Securities" means the Common Securities and the Preferred Securities.

               "Securities Act" means the Securities Act of 1933, as amended from time to time or any successor legislation.

               "66-2/3% in liquidation amount of the Securities" means, except as otherwise required by the Trust Indenture Act and except as provided in the penultimate paragraph of paragraph 5 of Exhibit B hereto, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holder(s) of outstanding Preferred Securities or Common Securities, voting separately as a class, who are the record owners of a relevant class of Securities whose liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) represents 66-2/3% or more of the liquidation amount of all outstanding Securities of such class.

               "Special Event" has the meaning set forth in the terms of the Securities as set forth in Exhibits B and C hereto.

               "Special Regular Trustee" means a Regular Trustee appointed by the Holders of a Majority in liquidation amount of the Preferred Securities in accordance with Section 5.2(a)(ii)(B).

               "Sponsor" or "SunAmerica" means SunAmerica Inc., a Maryland corporation, or any successor entity in a merger, in its capacity as sponsor of the Trust.

               "Successor Delaware Trustee" has the meaning specified in
Section 5.2(b)(ii).

               "Successor Property Trustee" means a successor Trustee possessing the qualifications to act as Property Trustee under Section 5.1(c).

               "10% in liquidation amount of the Securities" means, except as otherwise required by the Trust Indenture Act and except as provided in the penultimate paragraph of paragraph 5 of Exhibit B hereto, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holder(s) of outstanding Preferred Securities or Common Securities, voting separately as a class, who are the record owners of a relevant class of Securities whose liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) represents 10% or more of the liquidation amount of all outstanding Securities of such class.

               "Treasury Regulations" means the income tax regulations including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

               "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

               "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

               "Underwriting Agreement" means the Underwriting Agreement dated as of [__________ __], 199[_] among the Trust, the Sponsor and [______________], as representatives of the several underwriters named therein.


                                  ARTICLE II

                              TRUST INDENTURE ACT

SECTION 2.1  Trust Indenture Act; Application.

               (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions;

               (b) if and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Section
Section   310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control;

               (c) the Property Trustee, to the extent permitted by applicable law and/or the rules and regulations of the Commission, shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act; and

               (d)   the application of the Trust Indenture Act to this

Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2  Lists of Holders of Preferred Securities.

               (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Property Trustee with such information as is required under Section 312(a) of the Trust Indenture Act at the times and in the manner provided in Section 312(a); and

               (b) the Property Trustee shall comply with its obligations under Section Section 310(b), 311 and 312(b) of the Trust Indenture Act.

SECTION 2.3  Reports by the Property Trustee.

               Within 60 days after May 15 of each year, the Property Trustee shall provide to the Holders of the Securities such reports as are required by
Section 313 of the Trust Indenture Act, if any, in the form, in the manner and at the times provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

SECTION 2.4  Periodic Reports to Property Trustee.

               Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee, the Commission and the Holders of the Securities, as applicable, such documents, reports and information as required by Section 314(a)(1)-(3) (if any) of the Trust Indenture Act and the compliance certificates required by Section 314(a)(4) and (c) of the Trust Indenture Act, any such certificates to be provided in the form, in the manner and at the times required by Section 314(a)(4) and (c) of the Trust Indenture Act (provided that any certificate to be provided pursuant to Section 314(a)(4) of the Trust Indenture Act shall be provided within 120 days of the end of each Fiscal Year).

SECTION 2.5  Evidence of Compliance with
                  Conditions Precedent.

               Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration which relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given pursuant to
Section  314(c) shall comply with Section  314(e) of the Trust Indenture Act.

SECTION 2.6  Events of Default; Waiver.

               (a) Subject to Section 2.6(c), Holders of Preferred Securities may, by vote of at least a Majority in liquidation amount of the Preferred Securities (A) in accordance with the terms of the Preferred Securities, direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee, or (B) on behalf of the Holders of all Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences; provided that if the Event of Default arises out of an Indenture Event of Default:

               (i) which is not waivable under the Indenture, the Event of Default under this Declaration shall also be not waivable; or

             (ii) which requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures, or (2) each holder of Debentures, the Event of Default under this Declaration may only be waived by, in the case of clause (1) above, the vote of Holders of Preferred Securities representing such specified percentage of the aggregate liquidation amount of the Preferred Securities or, in the case of clause (2) above, each Holder of Preferred Securities.

Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Preferred Securities or impair any right consequent thereon.

               (b) Subject to Section 2.6(c), Holders of Common Securities may by vote of at least a Majority in liquidation amount of the Common Securities, (A) in accordance with the terms of the Common Securities, direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or exercising any trust or power conferred upon the Property Trustee or (B) on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the Event of Default arises out of an Indenture Event of Default:

               (i) which is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below, the Event of Default under this Declaration shall also not be waivable; or

             (ii) which requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or (2) each holder of Debentures, except where the holders of the Common Securities are deemed to have waived such Event of Default under this Declaration as provided below, the Event of Default under this Declaration may only be waived by, in the case of clause (1) above, the vote of Holders of Common Securities representing such specified percentage of the aggregate liquidation amount of the Common Securities or, in the case of clause (2) above, each holder of Common Securities; and

provided, further, that each Holder of Common Securities will be deemed to have waived any Event of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived by the Holders of Preferred Securities as provided in this Declaration or otherwise eliminated and until all Events of Default with respect to the Preferred Securities have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of this Declaration or the Securities. In the event that any Event of Default with respect to the Preferred Securities is waived by the Holders of Preferred Securities as provided in this Declaration, the Holders of Common Securities agree that such waiver shall also constitute the waiver of such Event of Default with respect to the Common Securities for all purposes under this Declaration without any further act, vote or consent of the Holders of the Common Securities. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common
Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

               (c) The right of any Holder of Securities to receive payment of Distributions on the Securities in accordance with this Declaration and the terms of the Securities set forth in Exhibits B and C on or after the respective payment dates therefor, or to institute suit for the enforcement of any such payment on or after such payment dates, shall not be impaired without the consent of such Holder.

               (d) As provided in the terms of the Securities set forth in Exhibits B and C hereto, a waiver of an Indenture Event of Default by the Property Trustee at the written direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default under this Declaration in respect of the Securities.

SECTION 2.7  Disclosure of Information.

               The disclosure of information as to the names and addresses of the Holders of the Securities in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, shall not be deemed to be a violation of any existing law, or any law hereafter enacted which does not specifically refer to Section 312 of the Trust Indenture Act, nor shall the Property Trustee be held accountable by reason of mailing any material pursuant to a request made under Section
312(b) of the Trust Indenture Act.


                                  ARTICLE III

                                 ORGANIZATION

SECTION 3.1  Name.

               The Trust continued by this Declaration is named "SunAmerica Capital Trust [__]" as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

SECTION 3.2  Office.

               The address of the principal office of the Trust is c/o

SunAmerica Inc., 1 SunAmerica Center, Los Angeles, California 90067-6022. Upon ten days' written notice to the Holders, the Regular Trustees may change the location of the Trust's principal office. The name of the registered agent and office of the Trust in the State of Delaware is [The Prentice-Hall Corporation System, Inc., 32 Loockerman Square, Suite L-100, Dover, Kent County, Delaware 19904.] At any time, the Regular Trustees may designate another registered agent and/or registered office.


SECTION 3.3  Issuance of the Trust Securities.

               On [____________ __], 199_ the Sponsor, on behalf of the Trust and pursuant to the Original Declaration, executed and delivered the Underwriting Agreement. On the Closing Date and contemporaneously with the execution and delivery of this Declaration, the Regular Trustees, on behalf of the Trust, shall execute and deliver to (i) the underwriters named in the Underwriting Agreement, a Global Certificate, registered in the name of the nominee of the initial Clearing Agency as specified in Section 9.4, in an aggregate amount of [____________] Preferred Securities having an aggregate liquidation amount of $[_____________], against receipt of the aggregate purchase price of such Preferred Securities of $[___________], and (ii) the Sponsor, Common Securities Certificates, registered in the name of the Sponsor, in an aggregate amount of [____________] Common Securities having an aggregate liquidation amount of $[_____________], against receipt of the aggregate purchase price of such Common Securities of $[_____________]. In the event and to the extent the overallotment option granted by the Trust pursuant to the Underwriting Agreement is exercised by such underwriters, on the Option Closing Date the Regular Trustees, on behalf of the Trust, shall execute and deliver to such underwriters a Global Certificate, registered in the name of the nominee of the initial Clearing Agency as specified in Section 9.4, in an aggregate amount of up to [_____________] Preferred Securities having an aggregate liquidation amount of up to $[______________], against receipt of the aggregate purchase price of such Preferred Securities of up to $[_____________].

SECTION 3.4  Purchase of Debentures.

               On the Closing Date and contemporaneously with the execution and delivery of this Declaration, the Regular Trustees, on behalf of the Trust, shall purchase from the Sponsor with the proceeds received by the Trust from the sale of the Securities on such date pursuant to Section 3.3, at a purchase price of 100% of the principal amount thereof, Debentures, registered in the name of the Property Trustee and having an aggregate principal amount equal to $[___________], and, in satisfaction of the purchase price for such Debentures, the Regular Trustee, on behalf of the Trust, shall deliver or cause to be delivered to the Sponsor the sum of $[____________]. In the event the overallotment option granted by the Trust with respect to the Preferred Securities pursuant to the Underwriting Agreement is exercised by the underwriters named therein, on the Option Closing Date the Regular Trustees, on behalf of the Trust, shall purchase from the Sponsor with the proceeds received by the Trust from the sale of the Preferred Securities on such date pursuant to Section 3.3, at a purchase price of 100% of the principal amount thereof, additional Debentures, registered in the name of the Property Trustee and having an aggregate principal amount of up to $[___________], and, in satisfaction of the purchase price for such Debentures, the Regular Trustees, on behalf of the Trust, shall deliver or cause to be delivered to the Sponsor an amount equal to the aggregate principal amount of the Debentures being purchased.

SECTION 3.5  Purpose.

               The exclusive purposes and functions of the Trust are: (a)(i) to issue and sell Preferred Securities for cash and use the proceeds of such sales to acquire from SunAmerica Debentures issued under the Indenture having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities so issued and sold; (ii) to enter into such agreements and arrangements as may be necessary in connection with the sale of Preferred Securities to the initial purchasers thereof (including the Underwriting Agreement) and to take all action, and exercise such discretion, as may be necessary or desirable in connection therewith and to file such registration statements or make such other filings under the Securities Act, the Exchange Act or state securities or "Blue Sky" laws as may be necessary or desirable in connection therewith and the issuance of the Preferred Securities; and (iii) to issue and sell Common Securities to SunAmerica for cash and use the proceeds of such sale to purchase as trust assets an equal aggregate principal amount of Debentures issued under the Indenture; and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets or at any time while the Securities are outstanding, otherwise undertake (or permit to be undertaken) any activity that would result in or cause the Trust to be treated as anything other than a grantor trust for United States federal income tax purposes.

SECTION 3.6  Authority.

               Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

SECTION 3.7  Title to Property of the Trust.

               Except as provided in Section 3.10 with respect to the Debentures and the Property Account or unless otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an individual undivided beneficial interest in the assets of the Trust.

SECTION 3.8  Powers and Duties of the Regular Trustees.

               The Regular Trustees shall have the exclusive power, authority and duty to cause the Trust, and shall cause the Trust, to engage in the following activities:

               (a) to issue and sell Preferred Securities and Common Securities, in each case in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities and the issuance of Securities shall be limited to (x) a one-time, simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date and (y) any subsequent issuance of Preferred Securities on the Option Closing Date pursuant to an exercise of the over-allotment option granted to underwriters in the Underwriting Agreement.

               (b) in connection with the issuance of the Preferred Securities, at the direction of the Sponsor, to effect or cause to be effected the filings, and to execute or cause to be executed, the documents, set forth in Section 3.13 and to execute, deliver and perform on behalf of the Trust the Depositary Agreement;

               (c) to acquire as trust assets Debentures with the proceeds of the sale of the Preferred Securities and Common Securities; provided, however, that the Regular Trustees shall cause legal title to all of the Debentures to be vested in, and the Debentures to be held of record in the name of, the Property Trustee for the benefit of the Holders of the Preferred Securities and the Common Securities;

               (d) to cause the Trust to enter into the Underwriting Agreement and such other agreements and arrangements as may be necessary or desirable in connection with the sale of Preferred Securities to the initial purchasers thereof and the consummation thereof, and to take all action, and exercise all discretion, as may be necessary or desirable in connection with the consummation thereof;

               (e) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event; provided, that the Regular Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining to take any Ministerial Action in relation to a Special Event;

               (f) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including for the purposes of Section 316(c) of the Trust Indenture Act and with respect to Distributions, voting rights, redemptions, and exchanges, and to issue relevant notices to Holders of the Preferred Securities and Common Securities as to such actions and applicable record dates;

               (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.10(e), the Property Trustee has the exclusive power to bring such Legal Action;

               (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants and pay reasonable compensation for such services;

               (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

               (j) to give the certificate to the Property Trustee required by Section 314(a)(4) of the Trust Indenture Act, which certificate may be executed by any Regular Trustee;

               (k) to incur expenses which are necessary or incidental to carrying out any of the purposes of the Trust;

               (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities, the Regular Trustees hereby initially appointing the Property Trustee for such purposes;

               (m) to take all actions and perform such duties as may be required of the Regular Trustee pursuant to the terms of the Securities set forth in Exhibits B and C hereto;

               (n) to execute all documents or instruments, perform all duties and powers and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

               (o) to take all action which may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Securities or to enable the Trust to effect the purposes for which the Trust has been created;

               (p) to take all action, not inconsistent with this Declaration or with applicable law, which the Regular Trustees determine in their discretion to be reasonable and necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.8, in order that:

               (i) the Trust will not be deemed to be an Investment Company required to be registered under the Investment Company Act;

             (ii) the Trust will not be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership and will be treated as a grantor trust for United States federal income tax purposes; and

            (iii) the Trust will comply with any requirements imposed by any taxing authority on holders of instruments treated as indebtedness for United States federal income tax purposes;

provided that such action does not adversely affect the interests of Holders;

               (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust; and

               (r) subject to the requirements of Rule 3a-7 and Section 317(b) of the Trust Indenture Act, to appoint one or more Paying Agents in addition to the Property Trustee.

               The Regular Trustees must exercise the powers set forth in this
Section 3.8 in a manner which is consistent with the purposes and functions of the Trust set out in Section 3.5 and the Regular Trustees shall not take any action which is inconsistent with the purposes and functions of the Trust set forth in Section 3.5.

               Subject to this Section 3.8, the Regular Trustees shall have none of the powers nor any of the authority of the Property Trustee set forth in Section 3.10.

SECTION 3.9  Prohibition of Actions by Trust and Trustees.

               The Trust shall not, and the Trustees (including the Property Trustee) shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall not:

               (a) invest any proceeds received by the Trust from holding the Debentures but shall promptly distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

               (b) acquire any assets other than as expressly provided herein;

               (c)   possess Trust property for other than a Trust purpose;

               (d) make any loans, other than loans represented by the Debentures;

               (e) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

               (f) issue any securities or other evidences of beneficial ownership of, or beneficial interests in, the Trust other than the Securities;

               (g)   incur any indebtedness for borrowed money; or

               (h) (i) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures or the Property Trustee with respect to the Preferred Securities,
(ii) waive any past default that is waivable under Section 6.06 of the Indenture, (iii) exercise any right to rescind or annul any declaration that the principal of all of the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, unless in the case of this clause (h) the Property Trustee shall have received an unqualified opinion of nationally recognized independent tax counsel recognized as expert in such matters to the effect that such action will not cause the Trust to be classified for United States federal income tax purposes as an association taxable as a corporation or partnership and that the Trust will continue to be classified as a grantor trust for United States federal income tax purposes.

SECTION 3.10  Powers and Duties of the Property Trustee.

               (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Article V. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

               (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or, if the Property Trustee does not also act as the Delaware Trustee, the Delaware Trustee.

               (c)   The Property Trustee shall:

               (i) establish and maintain a segregated non-interest bearing bank account (the "Property Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, on the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Account and, without any further acts of the Property Trustee or the Regular Trustees, promptly make payments to the Holders of the Preferred Securities and Common Securities from the Property Account in accordance with Section 6.1. Funds in the Property Account shall be held uninvested, and without liability for interest thereon, until disbursed in accordance with this Declaration. The Property Account shall be an account which is maintained with a banking institution whose long term unsecured indebtedness is rated by a "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act, at least equal to (but in no event less than "A" or the equivalent) the rating assigned to the Preferred Securities by a nationally recognized statistical rating organization;

             (ii) engage in such ministerial activities as shall be necessary or appropriate to effect promptly the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature;

            (iii) upon notice of distribution issued by the Regular Trustees in accordance with the terms of the Preferred Securities and the Common Securities, engage in such ministerial activities as shall be necessary or appropriate to effect promptly the distribution pursuant to terms of the Securities of Debentures to Holders of Securities upon the occurrence of a Special Event; and

             (iv) have the legal power to exercise all of the rights, powers and privileges of a holder of the Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Property Trustee, subject to Section 2.6(b), shall for the benefit of the Holders of the Securities, enforce its rights as holder of the Debentures under the Indenture, subject to the rights of the Holders of the Preferred Securities pursuant to the terms of this Declaration, the Business Trust Act and the Trust Indenture Act.

               (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities set forth in Exhibits B and C hereto.

               (e) The Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default or the Property Trustee's duties and obligations under this Declaration, the Business Trust Act or the Trust Indenture Act.

               (f) All moneys deposited in the Property Account, and all Debentures held by the Property Trustee for the benefit of the Holders of the Securities will not be subject to any right, charge, security interest, lien or claim of any kind in favor of, or for the benefit of the Property Trustee or its agents or their creditors.

               (g) The Property Trustee shall, within 90 days after the occurrence of a default with respect to the Securities, transmit by mail, first class postage prepaid, to the holders of the Securities, as their names and addresses appear upon the register, notice of all defaults with respect to the Securities known to the Property Trustee, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 3.10(g) being hereby defined to be an Indenture Event of Default, not including any periods of grace provided for in the Indenture and irrespective of the giving of any notice provided therein); provided, that, except in the case of default in the payment of the principal of (or premium, if any) or interest on any of the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers, of the Property Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Securities. The Property Trustee shall not be deemed to have knowledge of any default, except (i) a default in the payment of principal, premium or interest on the Debentures or (ii) any default as to which the Property Trustee shall have received written notice or a Responsible Officer charged with the administration of this Declaration shall have obtained written notice.

               (h) The Property Trustee shall not resign as a Trustee unless either:

                     (i) the Trust has been completely liquidated and the proceeds thereof distributed to the Holders of Securities pursuant to the terms of the Securities; or

                   (ii) a Successor Property Trustee has been appointed and accepted that appointment in accordance with
                           Article V.

               (i) The Property Trustee shall act as paying agent in respect of the Common Securities and, if the Preferred Securities are not in book entry only form, the Preferred Securities and, subject to Section 3.8(r), may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to the Preferred Securities. Any such Paying Agent shall comply with
Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee, after consultation with the Regular Trustees, at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee, subject to Section 3.8(r).

               (j) The Property Trustee shall give prompt written notice to the Holders of the Securities of any notice received by it from SunAmerica of its election to defer payments of interest on the Debentures by extending the interest payment period with respect thereto.

               (k) Subject to this Section 3.10, the Property Trustee shall have none of the powers or the authority of the Regular Trustees set forth in
Section 3.8.

               (l) The Property Trustee shall exercise the powers, duties and rights set forth in this Section 3.10 and Section 3.12 in a manner which is consistent with the purposes and functions of the Trust set out in
Section 3.5, and the Property Trustee shall not take any action which is inconsistent with the purposes and functions of the Trust set forth in
Section 3.5.

SECTION 3.11  Delaware Trustee.

               Notwithstanding any other provision of this Declaration other than Section 5.1(a)(3), the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees and the Property Trustee described in this Declaration. Except as set forth in Section 5.1(a)(3), the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act. No implied covenants or obligations shall be read into this Declaration against the Delaware Trustee.

SECTION 3.12  Certain Rights and Duties of the
                   Property Trustee.

               (a) The Property Trustee, before the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration, and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6), the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

               (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

               (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration, and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

               (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

             (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

            (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders as provided herein relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee hereunder or under the Indenture, or exercising any trust or power conferred upon the Property Trustee under this Declaration; and

             (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk or liability is not reasonably assured to it.

               (c)  Subject to the provisions of Section 3.12(a) and (b):

               (i) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part [and, if the Trust is excluded from the definition of Investment Company solely by means of Rule 3a-7, subject to the requirements of

         Rule 3a-7,] request and rely upon a certificate, which shall comply with the provisions of Section 314(e) of the Trust Indenture Act, signed by any two of the Regular Trustees or by an authorized officer of the Sponsor, as the case may be;

             (ii) The Property Trustee (A) may consult with counsel (which may be counsel to the Sponsor or any of its Affiliates and may include any of its employees) selected by it in good faith and with due care and the written advice or opinion of such counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice and opinion and (B) shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

            (iii) The Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it in good faith and with due care;

             (iv) The Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holders, unless such Holders shall have offered to the Property Trustee reasonable security and indemnity against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction; provided that nothing contained in this clause (iv) shall relieve the Property Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived) to exercise such of the rights and powers vested in it by this Declaration, and to use the same degree of care and skill in this exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs; and

               (v) Any action taken by the Property Trustee or its agents hereunder shall bind the Holders of the Securities and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action; and no third party shall be required to inquire as to the authority of the Property Trustee to so act, or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action.

SECTION 3.13  Registration Statement and Related Matters.

               In accordance with the Original Declaration, SunAmerica and the Trustees have authorized and directed, and hereby confirm the authorization of, SunAmerica, as the sponsor of the Trust, (i) to file with the Commission and execute, in each case on behalf of the Trust, (a) the Registration

Statement on Form S-3 (File No. [____________] and [_____________] (the "1933
Act Registration Statement") including Amendment Nos. [___] thereto and any further pre-effective or post-effective amendments to such Registration Statement, relating to the registration under the Securities Act of the Preferred Securities of the Trust and (b) a Registration Statement on Form 8-A or other appropriate form (the "1934 Act Registration Statement") (including all pre-effective and post-effective amendments thereto) relating to the registration of the Preferred Securities of the Trust under Section 12(b) of the Exchange Act; (ii) to file with the New York Stock Exchange and execute on behalf of the Trust a listing application and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause the Preferred Securities to be listed on the New York Stock Exchange; (iii) to file and execute on behalf of the Trust such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register the Preferred Securities under the securities or "Blue Sky" laws of such jurisdictions as SunAmerica on behalf of the Trust, may deem necessary or desirable and (iv) to execute on behalf of the Trust the Underwriting Agreement. In the event that any filing referred to in clauses (i)-(iii) above is required by the rules and regulations of the Commission, the New York Stock Exchange or state securities or blue sky laws, to be executed on behalf of the Trust by the Trustees, the Regular Trustees, in their capacities as Trustees of the Trust, are hereby authorized and directed to join in any such filing and to execute on behalf of the Trust any and all of the foregoing, it being understood that the Property Trustee and the Delaware Trustee, in their capacities as Trustees of the Trust, shall not be required to join in any such filing or execute on behalf of the Trust any such document unless required by the rules and regulations of the Commission, the New York Stock Exchange or state securities or blue sky laws. In connection with all of the foregoing, SunAmerica and each Trustee, solely in its capacity as Trustee of the Trust, have constituted and appointed, and hereby confirm the appointment of, [_____________, ______________, ______________ and _____________] and each of them, as his, her or its, as the case may be, true and lawful attorneys-in-fact, and agents, with full power of substitution and resubstitution, for SunAmerica or such Trustee or in SunAmerica's or such Trustee's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the 1933 Act Registration Statement and the 1934
Act Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as SunAmerica or such Trustee might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

SECTION 3.14  Filing of Amendments to Certificate of Trust.

               The Certificate of Trust as filed with the Secretary of State of the State of Delaware on September 6, 1995 is attached hereto as Exhibit
A. On or after the date of execution of this Declaration, the Trustees shall cause the filing with the Secretary of State of the State of Delaware of such amendments to the Certificate of Trust as the Trustees shall deem necessary or desirable.

SECTION 3.15  Execution of Documents by Regular Trustees.

               Unless otherwise determined by the Regular Trustees and except as otherwise required by the Business Trust Act with respect to the Certificate of Trust or otherwise, a majority of, or if there are only two, both of, the Regular Trustees are authorized to execute and deliver on behalf of the Trust any documents which the Regular Trustees have the power and authority to execute or deliver pursuant to this Declaration.

SECTION 3.16  Trustees Not Responsible for Recitals or
                   Issuance of Securities.

               The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

SECTION 3.17  Duration of Trust.

               The Trust, absent termination pursuant to the provisions of
Article VIII hereof, shall have existence until [___________ __,], 20[__].


                                  ARTICLE IV
                                    SPONSOR

SECTION 4.1  Purchase of Common Securities by Sponsor.

               On the Closing Date the Sponsor will purchase all of the Common Securities issued by the Trust at the same time as the Preferred Securities to be issued on such date are issued, such purchase to be in an amount equal to 3% of the total capital of the Trust (including for this purpose the maximum amount of Preferred Securities, if any, which may be issued on the Option Closing Date pursuant to the exercise of the overallotment option set forth in the Underwriting Agreement).

SECTION 4.2  Expenses.

               (a) In connection with the purchase of the Debentures by the Trust, the Sponsor, in its capacity as Sponsor and not as a Holder, shall be responsible for and shall pay for all debts and obligations (other than with respect to the Securities) and all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization of the Trust, the issuance of the Preferred Securities to initial purchasers thereof, the fees and expenses (including reasonable counsel fees and expenses) of the Trustees (including any amounts payable under Article X), the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the disposition of Trust assets).

               (b) In connection with the purchase of the Debentures by the Trust, the Sponsor, in its capacity as Sponsor and not as a Holder, will pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

               (c) The Sponsor's obligations under this Section 4.2 shall be for the benefit of, and shall be enforceable by, any Person to whom any such debts, obligations, costs, expenses and taxes are owed (a "Creditor") whether or not such Creditor has received notice hereof. Any such Creditor may enforce the Sponsor's obligations under this Section 4.2 directly against the Sponsor and the Sponsor irrevocably waives any right or remedy to require that any such Creditor take any action against the Trust or any other Person before proceeding against the Sponsor. The Sponsor agrees to execute such additional agreements as may be necessary or desirable in order to give full effect to the provisions of this Section 4.2.


                                   ARTICLE V
                                   TRUSTEES

SECTION 5.1  Number of Trustees; Qualifications.

               (a) The number of Trustees initially shall be five (5). At any time (i) before the issuance of the Securities, the Sponsor may, by written instrument, increase or decrease the number of, and appoint, remove and replace the, Trustees, and (ii) after the issuance of the Securities and except as provided in clause (5) below and Section 5.2(a)(ii)(B) with respect to the Special Regular Trustee, the number of Trustees may be increased or decreased solely by, and Trustees may be appointed, removed or replaced solely by, vote of Holders of Common Securities representing a Majority in liquidation amount of the Common Securities voting as a class; provided that in any case:

                     (1) the number of Trustees shall be at least five (5) unless the Trustee that acts as the Property Trustee also acts as the Delaware Trustee, in which cases the number of Trustees shall be at least three (3);

                     (2) unless a Special Regular Trustee has been appointed (which appointment shall not impair the right of the Holders of Common Securities to increase or decrease the number of, or to appoint, remove or replace, Trustees (other than the Special Regular Trustee) as provided above), at least a majority of the Trustees shall at all times be officers, directors or employees of SunAmerica;

                     (3) if required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be either a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and otherwise is permitted to act as a Trustee hereunder under the laws of the State of Delaware, except that if the Property Trustee has its principal place of business in the State of Delaware and otherwise is permitted to act as a Trustee hereunder under the laws of the State of Delaware, then the Property Trustee shall also be the Delaware Trustee and Section 3.9 shall have no application;

                     (4) there shall at all times be a Property Trustee hereunder which shall satisfy the requirements of Section 5.1(c); and

                     (5) the number of Trustees shall be increased automatically by one (1) if an Appointment Event has occurred and is continuing and the Holders of a Majority in liquidation amount of the Preferred Securities appoint a Special Regular Trustee in accordance with Section 5.2(a)(ii)(B) and the terms of the Preferred Securities.

Each Trustee shall be either a natural person at least 21 years of age or a legal entity which shall act through one or more duly appointed representatives.

               (b)   The initial Regular Trustees shall be:

                     James R. Belardi
                     Scott H. Richland
                     Scott L. Robinson

               c/o   SunAmerica Inc.
                     1 SunAmerica Center
                     Los Angeles, California  90067-6022

               (c) There shall at all times be one Trustee which shall act as Property Trustee. In order to act as Property Trustee hereunder, such Trustee shall:

              (i)  not be an Affiliate of the Sponsor;

             (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this
         Section 5.1(c)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published; and

            [(iii)   if the Trust is excluded from the definition of an
         Investment Company solely by reason of Rule 3a-7 and to the extent Rule 3a-7 requires a trustee having certain qualifications to hold title to the "eligible assets" (as defined in Rule 3a-7) of the Trust, the Property Trustee shall possess those qualifications.]

         If at any time the Property Trustee shall cease to satisfy the requirements of clauses (i)-(iii) above, the Property Trustee shall immediately resign in the manner and with the effect set out in Section 5.2(d). If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holders of the Common Securities (as if such Holders were the obligor referred to in Section 310(b) of the Trust Indenture
Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act. The Preferred Guarantee shall be deemed to be specifically described in this Declaration for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

               The initial Trustee which shall serve as the Property Trustee is The Bank of New York, whose address is as set forth in Section 14.1(b).

               (d) The initial Trustee which shall serve as the Delaware Trustee is The Bank of New York (Delaware), whose address is as set forth in
Section 14.1(c).

               (e) Any action taken by (i) Holders of Common Securities pursuant to this Article V or (ii) Holders of Preferred Securities pursuant to this Article V to appoint or remove a Special Regular Trustee upon the occurrence of an Appointment Event, shall be taken at a meeting of Holders of Common Securities or Preferred Securities, as the case may be, convened for such purpose or by written consent as provided in Section 12.2.

               (f) No amendment may be made to this Section 5.1 which would change any rights with respect to the number, existence or appointment and removal of Trustees (other than any Special Regular Trustee), except with the consent of each Holder of Common Securities.

               (g) No amendment may be made to this Section 5.1 or Section 5.2(a)(ii)(B), which would change the rights of Holders of Preferred Securities to appoint, remove or replace a Special Regular Trustee except with the consent of each Holder of Preferred Securities.

SECTION 5.2  Appointment, Removal and Resignation of
                  Trustees.

(a) Subject to Section 5.2(b), Trustees may be appointed or removed without cause at any time:

         (i) until the issuance of the Securities, by written instrument executed by the Sponsor; and

         (ii)  after the issuance of the Securities,

               (A) other than with respect to the Special Regular Trustee, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class; and

               (B) if an Appointment Event has occurred and is continuing, one (1) additional Regular Trustee (the "Special Regular Trustee") may be appointed, who need not be an

                       Affiliate of the Sponsor, by vote of the Holders of a Majority in liquidation amount of the Preferred Securities, voting as a class and such Special Regular Trustee may only be removed (otherwise than by the operation of Section 5.2(c)), by vote of the Holders of a Majority in liquidation amount of the Preferred Securities voting as a class.

(b)      (i)   The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.2(a) until a Successor Property
               Trustee possessing the qualifications to act as Property
               Trustee under Section 5.1(c) has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular
               Trustees, the Sponsor and the Property Trustee being removed;
               and

         (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.2(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under
               Section 5.1(a)(3) (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees, the Sponsor and the Delaware Trustee being removed.

(c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation; provided that a Special Regular Trustee shall only hold office while an Appointment Event is continuing and shall cease to hold office immediately after the Appointment Event pursuant to which the Special Regular Trustee was appointed and all other Appointment Events cease to be continuing.

(d) Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument (a "Resignation Request") in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

               (i) no such resignation of the Trustee that acts as the Property Trustee shall be effective until:

                       (A) a Successor Property Trustee possessing the qualifications to act as Property Trustee under Section 5.1(c) has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                       [(B) if the Trust is excluded from the definition of an Investment Company solely by reason of Rule 3a-7, until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders of the Securities;]

               (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee; and

               (iii) no such resignation of a Special Regular Trustee shall be effective until the 60th day following delivery of the Resignation Request to the Sponsor and the Trust or such later date specified in the Resignation Request during which period the Holders of the Preferred Securities shall have the right to appoint a successor Special Regular Trustee as provided in this Article V.

(e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this
         Section 5.2 within 60 days after delivery to the Sponsor and the Trust of a Resignation Request, the resigning Property Trustee or Delaware Trustee may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

SECTION 5.3  Vacancies Among Trustees.

               If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1 or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with the requirements of this Article V.

SECTION 5.4  Effect of Vacancies.

               The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee, or any one of them, shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur until such vacancy is filled as provided in this Article V, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

SECTION 5.5  Meetings.

               Meetings of the Regular Trustees shall be held from time to time upon the call of any Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meeting of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meeting of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before such meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter; provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees.

SECTION 5.6  Delegation of Power.

               (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any registration statement or amendment thereto or other document or schedule filed with the Commission or making any other governmental filing (including, without limitation to filings referred to in Section 3.13).

               (b) The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.


                                  ARTICLE VI
                                 DISTRIBUTIONS

SECTION 6.1  Distributions.

               Holders shall receive periodic distributions, redemption payments and liquidation distributions in accordance with the applicable terms of the relevant Holder's Securities ("Distributions"). Distributions shall be made to the Holders of Preferred Securities and Common Securities in accordance with the terms of the Securities as set forth in Exhibits B and C hereto. If and to the extent that SunAmerica makes a payment of interest (including Compounded Interest (as defined in the Indenture)), premium and principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed to promptly make a Distribution of the Payment Amount to Holders in accordance with the terms of the Securities as set forth in Exhibits B and C hereto.

                                  ARTICLE VII
                            ISSUANCE OF SECURITIES

SECTION 7.1  General Provisions Regarding Securities.

               (a) The Regular Trustees shall issue on behalf of the Trust Securities in fully registered form representing undivided beneficial interests in the assets of the Trust in accordance with Section 7.1(b) and for the consideration specified in Section 3.3.

               (b) The Regular Trustees shall issue on behalf of the Trust one class of preferred securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit B (the "Preferred Securities") which terms are incorporated by reference in, and made a part of, this Declaration as if specifically set forth herein, and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit C (the "Common Securities") which terms are incorporated by reference in, and made a part of, this Declaration as if specifically set forth herein. The Trust shall have no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

               (c) The Certificates shall be signed on behalf of the Trust by the Regular Trustees (or if there are more than two Regular Trustees by any two of the Regular Trustees). Such signatures may be the manual or facsimile signatures of the present or any future Regular Trustee. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity of any Certificate. In case any Regular Trustee of the Trust who shall have signed any of the Certificates shall cease to be such Regular Trustee before the Certificate so signed shall be delivered by the Trust, such Certificate nevertheless may be delivered as though the person who signed such Certificate had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons as, at the actual date of the execution of such Certificate, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage. Pending the preparation of definitive Certificates, the Regular Trustees on behalf of the Trust may execute temporary Certificates (printed, lithographed or typewritten), in substantially the form of the definitive Certificates in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Certificates, all as may be determined by the Regular Trustees. Each temporary Certificate shall be executed by the Regular Trustees on behalf of the Trust upon the same conditions and in substantially the same manner, and with like effect, as definitive Certificates. Without unnecessary delay, the Regular Trustees on behalf of the Trust will execute and furnish definitive Certificates and thereupon any or all temporary Certificates may be surrendered to the transfer agent and registrar in exchange therefor (without charge to the Holders). Each Certificate whether in temporary or definitive form shall be countersigned by the manual or facsimile signature of an authorized signatory of the Person acting as registrar and transfer agent for the Securities, which shall initially be the Property Trustee.

               (d) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

               (e) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

               (f) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by this Declaration.

               (g) Upon issuance of the Securities as provided in this Declaration, the Regular Trustees on behalf of the Trust shall return to SunAmerica the $10 constituting initial trust assets as set forth in the Original Declaration.


                                 ARTICLE VIII
                             TERMINATION OF TRUST

SECTION 8.1  Termination of Trust.

               This Declaration and the Trust shall terminate and be of no further force or effect when:

               (i) all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders of Securities in accordance with the terms of the Securities; or

             (ii) all of the Debentures shall have been distributed to the Holders of Securities in exchange for all of the Securities in accordance with the terms of the Securities; or

            (iii) upon the expiration of the term of the Trust as set forth in Section 3.17,

and a certificate of cancellation is filed by the Trustees with the Secretary of State of the State of Delaware. The Trustees shall so file such a certificate as soon as practicable after the occurrence of an event referred to in this Section 8.1.

               The provisions of Sections 3.12 and 4.2 and Article X shall survive the termination of the Trust.

                                  ARTICLE IX
                             TRANSFER OF INTERESTS

SECTION 9.1  Transfer of Securities.

               (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration.
Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

               (b) Subject to this Article IX, Preferred Securities shall be freely transferable.

               (c) Subject to this Article IX, SunAmerica and any Related Party may only transfer Common Securities to SunAmerica or a Related Party; provided that any such transfer shall be subject to the condition that the transferor shall have obtained (1) either a ruling from the Internal Revenue Service or an unqualified written opinion addressed to the Trust and delivered to the Trustees of nationally recognized independent tax counsel experienced in such matters to the effect that such transfer will not (i) cause the Trust to be treated as issuing a class of interests in the Trust differing from the class of interests represented by the Common Securities originally issued to SunAmerica, (ii) result in the Trust acquiring or disposing of, or being deemed to have acquired or disposed of, an asset, or
(iii) result in or cause the Trust to be treated as anything other than a grantor trust for United States federal income tax purposes and (2) an unqualified written opinion addressed to the Trust and delivered to the Trustees of a nationally recognized independent counsel experienced in such matters that such transfer will not cause the Trust to be an Investment Company or controlled by an Investment Company.

SECTION 9.2  Transfer of Certificates.

               The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other government charges which may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

SECTION 9.3  Deemed Security Holders.

               The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such

Certificate on the part of any Person, whether or not the Trustees shall have actual or other notice thereof.

SECTION 9.4  Book Entry Interests.

               Unless otherwise specified in the terms of the Preferred Securities, the Preferred Securities Certificates, on original issuance (including Preferred Securities, if any, issued on the Option Closing Date pursuant to the exercise of the overallotment option set forth in the Underwriting Agreement), will be issued in the form of one or more, fully registered, global Preferred Security Certificates (each a "Global Certificate"), to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Preferred Security Beneficial Owner will receive a definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Certificates, except as provided in Section
9.7. Unless and until definitive, fully registered Preferred Security Certificates (the "Definitive Preferred Security Certificates") have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7:

             (i) the provisions of this Section 9.4 shall be in full force and effect;

            (ii) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the sole holder of the Global Certificates and[, except as set forth herein or in Rule 3a-7 with respect to the Property Trustee,] shall have no obligation to the Preferred Security Beneficial Owners;

            (iii) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this Section 9.4 shall control; and

               (iv) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. DTC will make book entry transfers among the Clearing Agency Participants and receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants.

SECTION 9.5  Notices to Holders of Certificates.

               Whenever a notice or other communication to the Holders is required to be given under this Declaration, unless and until Definitive Preferred Security Certificates shall have been issued pursuant to Section 9.7, the relevant Trustees shall give all such notices and communications, specified herein to be given to Preferred Securities Holders, to the Clearing Agency and, with respect to any Preferred Security Certificate registered in the name of a Clearing Agency or the nominee of a Clearing Agency, the

Trustees shall[, except as set forth herein or in Rule 3a-7 with respect to the Property Trustee,] have no notice obligations to the Preferred Security Beneficial Owners.

SECTION 9.6  Appointment of Successor Clearing Agency.

               If any Clearing Agency elects to discontinue its services as securities depository with respect to the Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to the Preferred Securities.

SECTION 9.7  Definitive Preferred Securities Certificates.

               If (i) a Clearing Agency elects to discontinue its services as securities depository with respect to the Preferred Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 9.6 or (ii) the Regular Trustees elect after consultation with the Sponsor to terminate the book entry system through the Clearing Agency with respect to the Preferred Securities, then (x) Definitive Preferred Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Preferred Securities and (y) upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause definitive Preferred Security Certificates to be delivered to Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, such instructions.

SECTION 9.8  Mutilated, Destroyed, Lost or Stolen
                  Certificates.

               If (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any two Regular Trustees on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.8, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                   ARTICLE X
                   LIMITATION OF LIABILITY; INDEMNIFICATION

SECTION 10.1  Exculpation.

               (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

               (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

               (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of Securities, in their capacities as Holders, shall be entitled to the same limitation of liability that is extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 10.2  Indemnification.

               (a) To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless each Indemnified Person from and against any loss, damage or claim incurred by such Indemnified Person by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

               (b) To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Sponsor prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Sponsor of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in Section 10.2(a).

                                  ARTICLE XI
                                  ACCOUNTING

SECTION 11.1  Fiscal Year.

               The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

SECTION 11.2  Certain Accounting Matters.

               (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books and records of the Trust, together with a copy of this Declaration and a certified copy of the Certificate of Trust, or any amendment thereto, shall at all times be maintained at the principal office of the Trust and shall be open for inspection for any examination by any Holder or its duly authorized representative for any purpose reasonably related to its interest in the Trust during normal business hours.

               (b) The Regular Trustees shall, as soon as available after the end of each Fiscal Year of the Trust, cause to be prepared and mailed to each Holder of Securities unaudited financial statements of the Trust for such Fiscal Year, prepared in accordance with generally accepted accounting principles; provided that if the Trust is required to comply with the periodic reporting requirements of Sections 13(a) or 15(d) of the Exchange Act, such financial statements for such Fiscal Year shall be examined and reported on by a firm of independent certified public accountants selected by the Regular Trustees (which firm may be the firm used by the Sponsor).

               (c) The Regular Trustees shall cause to be prepared and mailed to each Holder of Securities, an annual United States federal income tax information statement, on such form as is required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

               (d) The Regular Trustees shall cause to be prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on such form as is required by the Code, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority, such returns to be filed as soon as practicable after the end of each Fiscal Year of the Trust.

SECTION 11.3  Banking.

               The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Account and no other funds from the Trust shall be deposited in the Property Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the

Property Trustee shall designate the sole signatories for the Property
Account.

SECTION 11.4  Withholding.

               The Trust and the Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Trust shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder.
In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount to be withheld was not withheld from a Distribution, the Trust may reduce subsequent Distributions by the amount of such withholding.


                                  ARTICLE XII
                            AMENDMENTS AND MEETINGS

SECTION 12.1  Amendments.

               (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may be amended by, and only by, a written instrument executed by a majority of the Regular Trustees; provided, however, that (i) no amendment to this Declaration shall be made unless the Regular Trustees shall have obtained (A) either a ruling from the Internal Revenue Service or a written unqualified opinion of nationally recognized independent tax counsel experienced in such matters to the effect that such amendment will not cause the Trust to be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership and to the effect that the Trust will continue to be treated as a grantor trust for purposes of United States federal income taxation and
(B) a written unqualified opinion of nationally recognized independent counsel experienced in such matters to the effect that such amendment will not cause the Trust to be an Investment Company which is required to be registered under the Investment Company Act, (ii) at such time after the Trust has issued any Securities which remain outstanding, any amendment which would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities, (iii) Section 4.2, Section
9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities, (iv) no amendment which adversely affects the rights, powers and privileges of the Property Trustee shall be made without the consent of the Property Trustee, (v) Article IV shall not be amended without the consent of the Sponsor, (vi) the rights of Holders of Common Securities under Article V to increase or decrease the number of, and to appoint, replace or remove, Trustees (other than a Special Regular

Trustee) shall not be amended without the consent of each Holder of Common Securities and (vii) the rights of Holders of Preferred Securities to appoint or remove a Special Regular Trustee shall not be amended without the consent of each Holder of Preferred Securities.

               (b) Notwithstanding Section 12.2(a)(ii), this Declaration may be amended without the consent of the Holders of the Securities to (i) cure any ambiguity, (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration, (iii) to add to the covenants, restrictions or obligations of the Sponsor, and (iv) to conform to any changes in Rule 3a-7 or any change in interpretation or application of Rule 3a-7 by the Commission, which amendment does not adversely affect the rights, preferences or privileges of the Holders.

SECTION 12.2  Meetings of the Holders of Securities;
              Action by Written Consent.

               (a) Meetings of the Holders of Preferred Securities and/or Common Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of Holders of Preferred Securities or Common Securities, if directed to do so by Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those specified Certificates shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

               (b) Except to the extent otherwise provided in the terms of the Securities, the following provision shall apply to meetings of Holders of
Securities:

               (i) Notice of any such meeting shall be given by mail to all the Holders of Securities having a right to vote thereat not less than 7 days nor more than 60 days prior to the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by Holders of Securities owning not less than the minimum aggregate liquidation amount of Securities that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Holders of Securities for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees.

             (ii) Each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of a Security is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of the Security executing it. Except as otherwise provided herein or in the terms of the Securities, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation.

            (iii) Each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate.

             (iv) Unless otherwise provided in the Business Trust Act, this Declaration or the rules of any stock exchange on which the Preferred Securities are then listed or admitted for trading, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                                 ARTICLE XIII
                      REPRESENTATIONS OF PROPERTY TRUSTEE
                             AND DELAWARE TRUSTEE

SECTION 13.1  Representations and Warranties of Property
                   Trustee.

               (a) The Trustee which acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

                     (i) The Property Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of its incorporation, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this

               Declaration.

                   (ii) The execution, delivery and performance by the Property Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

                  (iii) The execution, delivery and performance of this Declaration by the Property Trustee does not conflict with or constitute a breach of the Charter or By-laws of the Property Trustee.

                   (iv) No consent, approval or authorization of, or registration with or notice to, any banking authority which supervises or regulates the Property Trustee is required for the execution, delivery or performance by the Property Trustee, of this Declaration.

                    (v) The Property Trustee satisfies the qualifications set forth in Section 5.1(c).

               (b) The Trustee which acts as initial Delaware Trustee represents and warrants to the Trust and the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee, that it satisfies the qualifications set forth in Section 5.1(a)(3).


                                  ARTICLE XIV
                                 MISCELLANEOUS

SECTION 14.1  Notices.

               All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

               (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Regular Trustees on behalf of the Trust may give notice of to the Holders of the Securities):

                     SunAmerica Capital Trust [__]
                     c/o SunAmerica Inc.
                     1 SunAmerica Center
                     Los Angeles, California  90067-6022
                     Attention:     James R. Belardi
                                    Scott H. Richland
                                    Scott L. Robinson
                                      Trustees
                     Facsimile No: (310) 772-6635

               (b) if given to the Property Trustee, at the mailing address of the Property Trustee set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

                     The Bank of New York
                     101 Barclay Street
                     New York, New York  10286
                     Attention:  Corporate Trust Trustee
                                     Administration
                     Facsimile No: (212) 815-5999

               (c) if given to the Delaware Trustee, at the mailing address of the Delaware Trustee set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Securities):

                     The Bank of New York (Delaware)
                     White Clay Center
                     Route 273
                     Newark, Delaware 19711

               (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                     SunAmerica Inc.
                     1 SunAmerica Center
                     Los Angeles, California  90067-6022
                     Attention:  Corporate Secretary
                     Facsimile No: (310) 772-6635

               (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

               A copy of any notice to the Property Trustee or the Delaware Trustee shall also be sent to the Trust. All notices shall be deemed to have been given, when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 14.2  Undertaking for Costs.

               All parties to this Declaration agree, and each Holder of any Securities by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Declaration, or in any suit against the Property Trustee for any action taken or omitted by it as Property Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this
Section 14.2 shall not apply to any suit instituted by the Property Trustee, to any suit instituted by any Holder of Preferred Securities, or group of Holders of Preferred Securities, holding more than 10% in aggregate liquidation amount of the outstanding Preferred Securities, or to any suit instituted by any Holder of Preferred Securities for the enforcement of the payment of the principal of (or premium, if any) or interest on the Debentures, on or after the respective due dates expressed in such Debentures.

SECTION 14.3  Governing Law.

               This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

SECTION 14.4  Headings.

               Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 14.5  Partial Enforceability.

               If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 14.6  Counterparts.

               This Declaration may contain more than one counterpart of the signature pages and this Declaration may be executed by the affixing of the signature of the Sponsor and each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

SECTION 14.7  Intention of the Parties.

               It is the intention of the parties hereto that the Trust not be classified for United States federal income tax purposes as an association taxable as a corporation or partnership but that the Trust be treated as a grantor trust for United States federal income tax purposes. The provisions of this Declaration shall be interpreted to further this intention of the parties.

SECTION 14.8  Successors and Assigns.

               Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.



               IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.


SunAmerica Inc.,
as Sponsor


By:______________________________
   Name:  James R. Belardi
   Title: Executive Vice President
                 and Chief Financial Officer




________________________________
James R. Belardi,
as Trustee




________________________________
Scott L. Robinson,
as Trustee




________________________________
Scott H. Richland,
as Trustee



The Bank of New York,
as Trustee


By:
   -----------------------------
   Name:
   Title:

The Bank of New York (Delaware),
as Trustee


By:
   -----------------------------
   Name:
   Title:

               There personally appeared before me James R. Belardi (on behalf of SunAmerica Inc.) and James R. Belardi, Scott H. Richland and Scott L. Robinson who acknowledged the foregoing instrument to be his or its free act and deed and the free act and deed of SunAmerica Inc. and the Trustees of SunAmerica Capital Trust [__].

                           Before me,




                           --------------------------------------
                           Notary Public

My Commission Expires:
                           --------------------------------------






               There personally appeared before me __________________ (on behalf of The Bank of New York, as Trustee) who acknowledged the foregoing instrument to be his or its free act and deed and the free act and deed of The Bank of New York, as Trustee.

                           Before me,





                           --------------------------------------
                           Notary Public

My Commission Expires:
                           --------------------------------------




               There personally appeared before me __________________ (on behalf of The Bank of New York (Delaware), as Trustee) who acknowledged the foregoing instrument to be his or its free act and deed and the free act and deed of The Bank of New York (Delaware), as Trustee.

                           Before me,





                           --------------------------------------
                           Notary Public

My Commission Expires:
                           --------------------------------------

                                                                     EXHIBIT A

                             CERTIFICATE OF TRUST

                                      OF

                         SUNAMERICA CAPITAL TRUST [__]


               THIS Certificate of Trust of SunAmerica Capital Trust [__] (the "Trust"), dated [________ __], 19[__], is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. Code Section 3801 et seq.).
               1. Name. The name of the business trust being formed hereby is SunAmerica Capital Trust [__].

               2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware is The Bank of New York (Delaware), a Delaware banking corporation, White Clay Center, Route 273, Newark, Delaware 19711.

               3. Effective Date. This Certificate of Trust shall be effective as of its filing.

               IN WITNESS WHEREOF, the undersigned, being the sole trustees of the Trust, have executed this Certificate of Trust as of the date first above written.


                                       The Bank of New York (Delaware),
                                       as Trustee


                                       By:
                                          -----------------------------
                                          Name:
                                          Title:



                                       The Bank of New York,
                                       as Trustee


                                       By:
                                          -----------------------------
                                          Name:
                                          Title:




                                       James R. Belardi,
                                       as Trustee




                                       -----------------------------
                                       Scott H. Richland,
                                       as Trustee




                                       -----------------------------
                                       Scott L. Robinson,
                                       as Trustee

                                                                     EXHIBIT B



                                   TERMS OF
                             PREFERRED SECURITIES


               Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust of SunAmerica Capital Trust [__] dated as of [_______ __], 19[__] (as amended from time to time, the "Declaration"), the designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth below (each capitalized term used but not defined herein having the meaning set forth in the Declaration):

               1. Designation and Number. Preferred Securities of the Trust with an aggregate liquidation amount in the assets of the Trust of [________________] Dollars ($[___________]) (including up to
[_______________________] Dollars ($____) issuable upon exercise of the overallotment option set forth in the Underwriting Agreement) and a liquidation amount in the assets of the Trust of $25 per Preferred Security, are hereby designated as "[___]% Trust Originated Preferred Securities". The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form attached hereto as Annex I, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Preferred Securities are listed. In connection with the issuance and sale of the Preferred Securities and the Common Securities, the Trust will purchase as trust assets Debentures of SunAmerica having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities and Common Securities so issued and bearing interest at an annual rate equal to the annual Distribution rate on the Preferred Securities and Common Securities and having payment and redemption provisions which correspond to the payment and redemption provisions of the Preferred Securities and Common Securities.

               2. Distributions. (a) Periodic distributions payable on each Preferred Security will be fixed at a rate per annum of [__]% (the "Coupon Rate") of the stated liquidation amount of $25 per Preferred Security. Distributions in arrears for more than one quarter will bear interest at the rate per annum of [__]% thereof (to the extent permitted by law), compounded quarterly. The term "Distributions" as used in these terms means such periodic cash distributions and any such interest payable unless otherwise stated. A Distribution will be made by the Property Trustee only to the extent that interest payments are made in respect of the Debentures held by the Property Trustee. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed in such a 30-day month.

               (b) Distributions on the Preferred Securities will be cumulative, will accrue from [_________ __], 19[__] and will be payable quarterly in arrears, on March 30, June 30, September 30 and December 30 of each year, commencing on [_______________ __], 19[__], except as otherwise described below, but only if and to the extent that interest payments are made in respect of the Debentures held by the Property Trustee. So long as SunAmerica shall not be in default in the payment of interest on the Debentures, SunAmerica has the right under the Indenture for the Debentures to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarterly interest periods (each, an "Extension Period") and, as a consequence, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the rate of [___]% per annum, compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, SunAmerica may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarterly interest periods. Upon the termination of any Extension Period and the payment of all amounts then due, SunAmerica may commence a new Extension Period, subject to the above requirements.
Payments of accrued Distributions will be payable to Holders of Preferred Securities as they appear on the books and records of the Trust on the first record date after the end of the Extension Period.

               (c) Distributions on the Preferred Securities will be payable promptly by the Property Trustee (or other Paying Agent) upon receipt of immediately available funds to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. While the Preferred Securities remain in book-entry only form, the relevant record dates shall be one business day prior to the relevant Distribution date, and if the Preferred Securities are no longer in book-entry only form, the relevant record dates will be the March 15, June 15, September 15 and December 15 prior to the relevant Distribution date, which record and payment dates correspond to the record and interest payment dates on the Debentures. Distributions payable on any Preferred Securities that are not punctually paid on any Distribution payment date as a result of SunAmerica having failed to make the corresponding interest payment on the Debentures will forthwith cease to be payable to the person in whose name such Preferred Security is registered on the relevant record date, and such defaulted Distribution will instead be payable to the person in whose name such Preferred Security is registered on the special record date established by the Regular Trustees, which record date shall correspond to the special record date or other specified date determined in accordance with the Indenture; provided, however, that Distributions shall not be considered payable on any Distribution payment date falling within an Extension Period unless SunAmerica has elected to make a full or partial payment of interest accrued on the Debentures on such Distribution payment date. Subject to any applicable laws and regulations and the provisions of the Declaration, each payment in respect of the Preferred Securities will be made as described paragraph 9 hereof. If any date on which Distributions are payable on the Preferred Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

               (d) All Distributions paid with respect to the Preferred Securities and the Common Securities will be paid Pro Rata to the Holders thereof entitled thereto. If an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to Distributions.

               (e) In the event that there is any money or other property held by or for the Trust that is not accounted for under the Declaration, such money or property shall be distributed Pro Rata among the Holders of the Preferred Securities and Common Securities.

               3. Liquidation Distribution Upon Dissolution. In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust, the Holders of the Preferred Securities and Common Securities at the date of the dissolution, winding-up or termination, as the case may be, will be entitled to receive Pro Rata solely out of the assets of the Trust available for distribution to Holders of Preferred Securities and Common Securities after satisfaction of liabilities to creditors, an amount equal to the aggregate of the stated liquidation amount of $25 per Preferred Security and Common Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution, winding-up or termination, and after satisfaction of liabilities to creditors, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Preferred

Securities and Common Securities and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Preferred Securities and Common Securities, shall be distributed Pro Rata to the Holders of the Preferred Securities and Common Securities in exchange for such Securities.

               If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Preferred Securities and Common Securities shall be paid, subject to the next paragraph, on a Pro Rata basis.

               Holders of Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution Pro Rata with Holders of Preferred Securities, except that if an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to such Liquidation Distribution.

               4. Redemption and Distribution of Debentures. The Preferred Securities and Common Securities may only be redeemed if Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities and Common Securities are repaid, redeemed or distributed as set forth below:

               (a) Upon the repayment of the Debentures, in whole or in part, whether at maturity, upon redemption at any time or from time to time on or after [___________ __], 20[__], the proceeds of such repayment will be promptly applied to redeem Pro Rata Preferred Securities and Common Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed, upon not less than 30 nor more than 60 days' notice, at a redemption price of $25 per Preferred and Common Security plus an amount equal to accrued and unpaid Distributions thereon to the date of redemption, payable in cash (the "Redemption Price"). The date of any such repayment or redemption of Preferred Securities and Common Securities shall be established to coincide with the repayment or redemption date of the Debentures.

               (b) If fewer than all the outstanding Preferred Securities and Common Securities are to be so redeemed, the Preferred Securities and the Common Securities will be redeemed Pro Rata and the Preferred Securities to be redeemed will be redeemed as described in paragraph 4(f)(ii) below. If a partial redemption would result in the delisting of the Preferred Securities by any national securities exchange or other organization on which the Preferred Securities are then listed, SunAmerica pursuant to the Indenture will only redeem Debentures in whole and, as a result, the Trust may only redeem the Preferred Securities in whole.

               (c) If, at any time, a Tax Event or an Investment Company Event (each as hereinafter defined, and each a "Special Event") shall occur and be continuing, the Regular Trustees shall, unless the Debentures are redeemed in the limited circumstances described below, dissolve the Trust and, after satisfaction of creditors, cause Debentures held by the Property Trustee having an aggregate principal amount equal to the aggregate stated liquidation amount of and accrued and unpaid interest equal to accrued and unpaid Distributions on, and having the same record date for payment as the Preferred

Securities and Common Securities, to be distributed to the Holders of the Preferred Securities and Common Securities on a Pro Rata basis in liquidation of such Holders' interests in the Trust, within 90 days following the occurrence of such Special Event (the "90 Day Period"; provided, however, that in the case of the occurrence of a Tax Event, as a condition of such dissolution and distribution, the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on any then applicable published revenue ruling of the Internal Revenue Service, to the effect that the Holders of the Preferred Securities will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and distribution of Debentures; and provided, further, that, if and as long as at the time there is available to the Trust the opportunity to eliminate, within the 90 Day Period, the Special Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that has no adverse effect on the Trust, SunAmerica or the Holders of the Preferred Securities ("Ministerial Action"), the Trust will pursue such measure in lieu of dissolution.

               If in the case of the occurrence of a Tax Event, (i) the Regular Trustees have received an opinion (a "Redemption Tax Opinion") of nationally recognized independent tax counsel experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that SunAmerica would be precluded from deducting the interest on the Debentures for United States federal income tax purposes even if the Debentures were distributed to the Holders of Preferred Securities and Common Securities in liquidation of such Holder's interest in the Trust as described in this paragraph 4(c) or (ii) the Regular Trustees shall have been informed by such tax counsel that a No Recognition Opinion cannot be delivered to the Trust, SunAmerica shall have the right at any time, upon not less than 30 nor more than 60 days' notice, to redeem the Debentures in whole or in part for cash at the Redemption Price within 90 days following the occurrence of such Tax Event, and promptly following such redemption Preferred Securities and Common Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed will be redeemed by the Trust at the Redemption Price on a Pro Rata basis; provided, however, that, if at the time there is available to SunAmerica or the Regular Trustees on behalf of the Trust the opportunity to eliminate, within such 90 day period, the Tax Event by taking some Ministerial Action, SunAmerica or the Regular Trustees on behalf of the Trust will pursue such measure in lieu of redemption and; provided, further, that SunAmerica shall have no right to redeem the Debentures while the Regular Trustees on behalf of the Trust are pursuing such Ministerial Action. The Common Securities will be redeemed Pro Rata with the Preferred Securities, except that if an Event of Default under the Indenture has occurred and is continuing, the Preferred Securities will have a priority over the Common Securities with respect to payment of the Redemption Price.

               "Tax Event" means that the Regular Trustees shall have obtained an opinion of nationally recognized independent tax counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that on or after [_____________ __], 19[__] as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination), (c) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the theretofore generally accepted position or
(d) any action taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case on or after [_____________ __], 19[__], there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States federal income tax with respect to income accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges or (iii) interest payable by SunAmerica to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible by SunAmerica for United States federal income tax purposes.

               "Investment Company Event" means that the Regular Trustees shall have received an opinion of nationally recognized independent counsel experienced in practice under the Investment Company Act that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after [____________ __,] 19[__].

               On the date fixed for any distribution of Debentures, upon dissolution of the Trust, (i) the Preferred Securities will no longer be deemed to be outstanding and (ii) certificates representing Preferred Securities will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the stated liquidation amount of, and bearing accrued and unpaid interest equal to accrued and unpaid Distributions on, such Preferred Securities until such certificates are presented to SunAmerica or its agent for transfer or reissuance.

               (d) The Trust may not redeem fewer than all the outstanding Preferred Securities unless all accrued and unpaid Distributions have been paid on all Preferred Securities for all quarterly Distribution periods terminating on or prior to the date of redemption.

               (e) If Debentures are distributed to Holders of the Preferred Securities, SunAmerica, pursuant to the terms of the Indenture, will use its best efforts to have the Debentures listed on the New York Stock Exchange or on such other exchange as the Preferred Securities were listed immediately prior to the distribution of the Debentures.

               (f) (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Preferred Securities and Common Securities (a "Redemption/Distribution Notice") will be given by the Regular Trustees on behalf of the Trust by mail to each Holder of Preferred

Securities and Common Securities to be redeemed or exchanged not less than 30 nor more than 60 days prior to the date fixed for redemption or exchange thereof. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph
(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Preferred Securities and Common Securities. Each Redemption/ Distribution Notice shall be addressed to the Holders of Preferred Securities and Common Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

               (ii) In the event that fewer than all the outstanding Preferred Securities are to be redeemed, the Preferred Securities to be redeemed will be redeemed Pro Rata from each Holder of Preferred Securities, it being understood that, in respect of Preferred Securities registered in the name of and held of record by DTC (or successor Clearing Agency) or any other nominee, the Preferred Securities will be redeemed from, and the distribution of the proceeds of such redemption will be made to, each Clearing Agency Participant (or person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

               (iii) Subject to paragraph 9 hereof, if the Trust gives a Redemption/ Distribution Notice in respect of a redemption of Preferred Securities as provided in this paragraph 4 (which notice will be irrevocable) then (A) while the Preferred Securities are in book-entry only form, with respect to the Preferred Securities, by 12:00 noon, New York City time, on the redemption date, provided that SunAmerica has paid the Property Trustee, in immediately available funds, a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will deposit irrevocably with DTC (or successor Clearing Agency) funds sufficient to pay the applicable Redemption Price with respect to the Preferred Securities and will give DTC (or successor Clearing Agency) irrevocable instructions and authority to pay the Redemption Price to the Holders of the Preferred Securities and (B) if the Preferred Securities are issued in definitive form, with respect to the Preferred Securities and provided that SunAmerica has paid the Property Trustee, in immediately available funds, a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will pay the relevant Redemption Price to the Holders of such Preferred Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the redemption date, Distributions will cease to accrue on the Preferred Securities called for redemption, such Preferred Securities will no longer be deemed to be outstanding and all rights of Holders of such Preferred Securities so called for redemption will cease, except the right of the Holders of such Preferred Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Preferred Securities which have been so called for redemption. If any date fixed for redemption of Preferred Securities is not a Business

Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of Preferred Securities is improperly withheld or refused and not paid either by the Property Trustee or by SunAmerica pursuant to the Preferred Securities Guarantee, Distributions on such Preferred Securities will continue to accrue, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

               (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to DTC or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive Preferred Security Certificates have been issued, to the Holders of the Preferred Securities.

               (v) Upon the date of dissolution of the Trust and distribution of Debentures as a result of the occurrence of a Special Event, Preferred Security Certificates shall be deemed to represent beneficial interests in the Debentures so distributed, and the Preferred Securities will no longer be deemed outstanding and may be canceled by the Regular Trustees. The Debentures so distributed shall have an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities so distributed.

               (vi) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), SunAmerica or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

               5. Voting Rights. (a) Except as provided under paragraph 5(b) below and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.

               (b) If (i) the Trust fails to make Distributions in full on the Preferred Securities for 6 consecutive quarterly Distribution periods; or
(ii) an Event of Default occurs and is continuing (each, an "Appointment Event"), then the Holders of the Preferred Securities, acting as a single class, will be entitled by the vote of Holders of Preferred Securities representing a Majority in liquidation amount of the Preferred Securities to appoint a Special Regular Trustee in accordance with paragraph 5.2(a)(ii)(B) of the Declaration. Any Holder of Preferred Securities (other than the Sponsor or any Affiliate of the Sponsor) will have the right to nominate any Person to be appointed as Special Regular Trustee. For purposes of determining whether the Trust has failed to pay Distributions in full for 6 consecutive quarterly Distribution periods, Distributions shall be deemed to remain in arrears, notwithstanding any payments in respect thereof, until full cumulative Distributions have been or contemporaneously are paid with respect to all quarterly Distribution periods terminating on or prior to the date of payment of such cumulative Distributions. Not later than 30 days after such right to appoint a Special Regular Trustee arises, the Regular Trustees will convene a meeting for the purpose of appointing a

Special Regular Trustee. If the Regular Trustees fail to convene such meeting within such 30-day period, the Holders of Preferred Securities representing 10% in liquidation amount of the outstanding Preferred Securities will be entitled to convene such meeting in accordance with
Section 12.2 of the Declaration. The record date for such meeting will be the close of business on the Business Day next preceding the day on which notice of the meeting is sent to Holders of Preferred Securities. The provisions of the Declaration relating to the convening and conduct of the meetings of the Holders will apply with respect to any such meeting. If, at any such meeting, Holders of less than a Majority in liquidation amount of Preferred Securities entitled to vote for the appointment of a Special Regular Trustee vote for such appointment, no Special Regular Trustee shall be appointed. Any Special Regular Trustee may be removed without cause at any time by the Holders of Preferred Securities representing a Majority in liquidation amount of the Preferred Securities in accordance with Section 5.2(a)(ii)(B) of the Declaration. The Holders of 10% in liquidation amount of the Preferred Securities will be entitled to convene such a meeting in accordance with Section 12.2 of the Declaration. The record date for such meeting will be the close of business on the Business Day next preceding the day on which notice of the meeting is sent to Holders of Preferred Securities. Any Special Regular Trustee appointed shall cease to be a Special Regular Trustee as provided in Section 5.2(c) of the Declaration. Notwithstanding the appointment of any such Special Regular Trustee, SunAmerica shall retain all rights under the Indenture, including the right to extend the interest payment period on Debentures, and any extension for a period not exceeding 20 quarterly interest periods will not constitute an Event of Default under the Indenture.

               If any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than in connection with the distribution of Debentures held by the Property Trustee, upon the occurrence of a Special Event or in connection with the redemption of Preferred Securities as a consequence of a redemption of Debentures, then the Holders of outstanding Securities will be entitled to vote on such amendment or proposal as a class and such amendment or proposal shall not be effective except with the approval of the Holders of Securities representing 66-2/3% in liquidation amount of such Securities; provided, however, that (A) if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of 66-2/3% in liquidation amount of such class of Securities, (B) the rights of Holders of Preferred Securities under Article V of the Declaration to appoint and remove a Special Regular Trustee shall not be amended without the consent of each Holder of Preferred Securities, and (C) amendments to the Declaration shall be subject to such further requirements as are set forth in Sections
12.1 and 12.2 of the Declaration.

               In the event the consent of the Property Trustee, as the holder of the Debentures, is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Property Trustee shall request the written direction of the Holders of the

Securities with respect to such amendment, modification or termination. The Property Trustee shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided that where such amendment, modification or termination of the Indenture requires the consent or vote of
(1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or (2) each holder of Debentures, the Property Trustee may only vote with respect to that amendment, modification or termination as directed by, in the case of clause (1) above, the vote of Holders of Securities representing such specified percentage of the aggregate liquidation amount of the Securities, or, in the case of clause (2) above, each Holder of Securities; and provided, further, that the Property Trustee shall be under no obligation to take any action in accordance with the directions of the Holders of Securities unless the Property Trustee shall have received, at the expense of the Sponsor, an opinion of nationally recognized independent tax counsel recognized as expert in such matters to the effect that the Trust will not be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership on account of such action and will be treated as a grantor trust for United
States federal income tax purposes following such action.

               Subject to Section 2.6 of the Declaration, and the provisions of this and the next succeeding paragraph, the Holders of a Majority in liquidation amount of the Preferred Securities, voting separately as a class shall have the right to (A) on behalf of all Holders of Preferred Securities, waive any past default that is waivable under the Declaration (subject to, and in accordance with the Declaration) and (B) direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as the holder of the Debentures, to (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 6.06 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable; provided that where the taking of any action under the Indenture requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or (2) each holder of Debentures, the Property Trustee may only take such action if directed by, in the case of clause (1) above, the vote of Holders of Preferred Securities representing such specified percentage of the aggregate liquidation amount of the Preferred Securities, or, in the case of clause (2) above, each Holder of Preferred Securities. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall be under no obligation to take any of the foregoing actions at the direction of the Holders of Preferred Securities unless the Property Trustee shall have received, at the expense of the Sponsor, an opinion of nationally recognized independent tax counsel recognized as expert in such matters to the effect that the Trust will not be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership on account of such action and will be treated as a grantor trust l for United States federal income tax purposes following such action. If the Property Trustee fails to enforce its rights under the Declaration (including, without limitation, its rights, powers and privileges as a holder of the Debentures under the Indenture), any Holder of Preferred Securities may, after a period of 30 days has elapsed from such Holder's written request to the Property Trustee to enforce such rights, institute a legal proceeding directly against SunAmerica to enforce the Property Trustee's rights under the Declaration, without first instituting a legal proceeding against the Property Trustee or any other Person.

               A waiver of an Indenture Event of Default by the Property Trustee at the direction of the Holders of the Preferred Securities will constitute a waiver of the corresponding Event of Default under the Declaration in respect of the Securities.

               Any required approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities of the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

               No vote or consent of the Holders of Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities in accordance with the Declaration.

               Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities at such time that are owned by SunAmerica or by any entity directly or indirectly controlling or controlled by or under direct or indirect common control with SunAmerica shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

               Except as provided in this paragraph 5, Holders of the Preferred Securities will have no rights to increase or decrease the number of Trustees or to appoint, remove or replace a Trustee, which voting rights are vested solely in the Holders of the Common Securities.

               6. Pro Rata Treatment. A reference in these terms of the Preferred Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant

Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common
Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

               7. Ranking. The Preferred Securities rank pari passu and payment thereon will be made Pro Rata with, the Common Securities except that where an Event of Default occurs and is continuing, the rights of Holders of Preferred Securities to payment in respect of Distributions and payments upon liquidation, redemption or otherwise rank in priority to the rights of Holders of the Common Securities.

               8. Mergers, Consolidations or Amalgamations. The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets to, any corporation or other body.

               9. Transfer, Exchange, Method of Payments. Payment of Distributions and payments on redemption of the Preferred Securities will be payable, the transfer of the Preferred Securities will be registrable, and Preferred Securities will be exchangeable for Preferred Securities of other denominations of a like aggregate liquidation amount, at the principal corporate trust office of the Property Trustee in The City of New York; provided that payment of Distributions may be made at the option of the Regular Trustees on behalf of the Trust by check mailed to the address of the persons entitled thereto and that the payment on redemption of any Preferred Security will be made only upon surrender of such Preferred Security to the Property Trustee.

               10. Acceptance of Indenture and Preferred Guarantee. Each Holder of Preferred Securities, by the acceptance thereof, agrees to the provisions of (i) the Preferred Guarantee, including the subordination provisions therein and (ii) the Indenture and the Debentures, including the subordination provisions of the Indenture.

               11. No Preemptive Rights. The Holders of Preferred Securities shall have no preemptive rights to subscribe to any additional Preferred Securities or Common Securities.

               12. Miscellaneous. These terms shall constitute a part of the Declaration. The Trust will provide a copy of the Declaration and the Indenture to a Holder without charge on written request to the Trust at its principal place of business.

                                                                       Annex I


               [IF THE PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE INSERT
- This Preferred Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company ("DTC") or a nominee of DTC. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than DTC or its nominee only in the limited circumstances described in the Declaration and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC) may be registered except in limited circumstances.

               Unless this Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York) to the Trust or its agent for registration of transfer, exchange or payment, and any Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]



Number                           [        ] Preferred Securities
     B-
                                            CUSIP NO. [_____________]


                  Certificate Evidencing Preferred Securities

                                      of

                         SunAmerica Capital Trust [__]


                 [___]% Trust Originated Preferred Securities
                (liquidation amount $25 per Preferred Security)


               SunAmerica Capital Trust [__], a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that _________ (the "Holder") is the registered owner of _____ (______) preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the [__]% Trust Originated Preferred Securities (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of [_____________ __], 19[__], as the same may be amended from time to time (the "Declaration") including the designation of the terms of Preferred Securities as set forth in Exhibit B thereto. The Preferred Securities and the Common Securities issued by the Trust pursuant to the Declaration represent undivided beneficial interests in the assets of the Trust, including the Debentures (as defined in the Declaration) issued by SunAmerica Inc., a Maryland corporation ("SunAmerica"), to the Trust pursuant to the Indenture referred to in the Declaration. The Holder is entitled to the benefits of the Guarantee Agreement of SunAmerica dated as of [___________ __], 19[__] (the "Guarantee") to the extent provided therein. The Trust will furnish a copy of the

Declaration, the Guarantee and the Indenture to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

               The Holder of this Certificate, by accepting this Certificate, is deemed to have (i) agreed to the terms of the Indenture and the Debentures, including that the Debentures are subordinate and junior in right of payment to all Senior Debt (as defined in the Indenture) as and to the extent provided in the Indenture and (ii) agreed to the terms of the Guarantee, including that the Guarantee is subordinate and junior in right of payment to all other liabilities of SunAmerica, including the Debentures, except those made pari passu or subordinate by their terms, and senior to all capital stock now or hereafter issued by SunAmerica and to any guarantee now or hereafter entered into by SunAmerica in respect of any of its capital stock.

               Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

               IN WITNESS WHEREOF, the Trustees of the Trust have executed this certificate this ____ day of __________, 199[_].


                           SUNAMERICA CAPITAL TRUST [__]



                           By:_________________________, as trustee
                              Name:  James R. Belardi
                              Title: Trustee



                           By:_________________________, as trustee
                              Name:  Scott L. Robinson
                              Title: Trustee

Dated:

Countersigned and Registered:

The Bank of New York,
  Transfer Agent and Registrar



By:___________________________
         Authorized Signature

                                  ASSIGNMENT




FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

____________________________________________________________
____________________________________________________________
____________________________________________________________
(Insert assignee's social security or tax identification number)

____________________________________________________________
____________________________________________________________
____________________________________________________________
(Insert address and zip code of assignee)

and irrevocably appoints

____________________________________________________________
____________________________________________________________
____________________________________________________________
agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.



Date: _________________________

Signature: ____________________
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



                                                                     EXHIBIT C



                                   TERMS OF
                               COMMON SECURITIES


               Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust of SunAmerica Capital Trust [__] dated as of [__________ __], 19[__] (as amended from time to time, the "Declaration"), the designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth below (each capitalized term used but not defined herein having the meaning set forth in the Declaration):

               1. Designation and Number. Common Securities of the Trust with an aggregate liquidation amount in the assets of the Trust of [___________________] Dollars ($[______________]) and a liquidation amount in the assets of the Trust of $25 per Common Security, are hereby designated as "[__]% Trust Originated Common Securities". The Common Security Certificates evidencing the Common Securities shall be substantially in the form attached hereto as Annex I, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice. The Common Securities are to be issued and sold to SunAmerica Inc. ("SunAmerica") in consideration of $[____________] in cash. In connection with the issuance and sale of the Preferred Securities and the Common Securities, the Trust will purchase as trust assets Debentures of SunAmerica having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities and Common Securities so issued, and bearing interest at an annual rate equal to the annual Distribution rate on the Preferred Securities and Common Securities and having payment and redemption provisions which correspond to the payment and redemption provisions of the Preferred Securities and Common Securities.

               2. Distributions. (a) Periodic distributions payable on each Common Security will be fixed at a rate per annum of [__]% (the "Coupon Rate") of the stated liquidation amount of $25 per Common Security. Distributions in arrears for more than one quarter will bear interest at the rate per annum of [__]% thereof (to the extent permitted by applicable law), compounded quarterly. The term "Distributions" as used in these terms means such periodic cash distributions and any such interest payable unless otherwise stated. A Distribution will be made by the Property Trustee only to the extent that interest payments are made in respect of the Debentures held by the Property Trustee. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed in such a 30-day month.

               (b) Distributions on the Common Securities will be cumulative, will accrue from [____________ __], 19[__] and will be payable quarterly in arrears, on March 30, June 30, September 30 and December 30 of each year, commencing on [____________ __,] 19[__], except as otherwise described below, but only if and to the extent that interest payments are made in respect of the Debentures held by the Property Trustee. So long as SunAmerica shall not be in default in the payment of interest on the Debentures, SunAmerica has the right under the Indenture for the Debentures to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarterly interest periods (each, an "Extension Period") and, as a consequence, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the rate of [__]% per annum, compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, SunAmerica may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarterly interest periods. Upon the termination of any Extension Period and the payment of all amounts then due, SunAmerica may commence a new Extension Period, subject to the above
requirements.   Payments of accrued Distributions will be payable to Holders of Common Securities as they appear on the books and records of the Trust on the first record date after the end of the Extension Period.

               (c) Distributions on the Common Securities will be payable promptly by the Property Trustee (or other Paying Agent) upon receipt of immediately available funds to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates which will be one business day prior to the relevant Distribution date unless the Preferred Securities are no longer in book-entry only form in which event the relevant record dates will be the March 15, June 15, September 15 and December 15 prior to the relevant Distribution date, which record and payment dates correspond to the record and interest payment dates on the Debentures. Distributions payable on any Common Securities that are not punctually paid on any Distribution date as a result of SunAmerica having failed to make the corresponding interest payment on the Debentures will forthwith cease to be payable to the person in whose name such Common Security is registered on the relevant record date, and such defaulted Distribution will instead be payable to the person in whose name such Common Security is registered on the special record date established by the Regular Trustees, which record date shall correspond to the special record date or other specified date determined in accordance with the Indenture; provided, however, that Distributions shall not be considered payable on any Distribution payment date falling within an Extension Period unless SunAmerica has elected to make a full or partial payment of interest accrued on the Debentures on such Distribution payment date. Subject to any applicable laws and regulations and the provisions of the Declaration, each payment in respect of the Common Securities will be made as described in paragraph 9 hereof. If any date on which Distributions are payable on the Common Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

               (d) All Distributions paid with respect to the Common Securities and the Preferred Securities will be paid Pro Rata to the Holders thereof entitled thereto. If an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to Distributions.

               (e) In the event that there is any money or other property held by or for the Trust that is not accounted for under the Declaration, such money or property shall be distributed Pro Rata among the Holders of the Preferred Securities and Common Securities.

               3. Liquidation Distribution Upon Dissolution. In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust, the Holders of the Preferred Securities and Common Securities at the date of the dissolution, winding-up or termination, as the case may be, will be entitled to receive Pro Rata solely out of the assets of the Trust available for distribution to Holders of Preferred Securities and Common Securities, after satisfaction of liabilities to creditors, an amount equal to the aggregate of the stated liquidation amount of $25 per Preferred Security and Common Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution, winding-up or termination, and after satisfaction of liabilities to creditors, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Preferred Securities and Common Securities bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Preferred Securities and Common Securities, shall be distributed Pro Rata to the Holders of the Preferred Securities and Common Securities in exchange for such Securities.

               If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Preferred Securities and Common Securities shall be paid, subject to the next paragraph, on a Pro Rata basis.

               Holders of Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution Pro Rata with Holders of Preferred Securities, except that if an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to such Liquidation Distribution.

               4. Redemption and Distribution of Debentures. The Preferred Securities and Common Securities may only be redeemed if Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities and Common Securities are repaid, redeemed or distributed as set forth below:

               (a) Upon the repayment of the Debentures, in whole or in part, whether at maturity, upon redemption at any time or from time to time on or after [____________ __], 20[__], the proceeds of such repayment will be promptly applied to redeem Pro Rata Preferred Securities and Common Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed, upon not less than 30 nor more than 60 days' notice, at a redemption price of $25 per Preferred and Common Security plus an amount equal to accrued and unpaid Distributions thereon to the date of redemption, payable in cash (the "Redemption Price"). The date of any such repayment or redemption of Preferred Securities and Common Securities shall be established to coincide with the repayment or redemption date of the Debentures.

               (b) If fewer than all the outstanding Preferred Securities and Common Securities are to be so redeemed, the Preferred Securities and the Common Securities will be redeemed Pro Rata and the Common Securities to be redeemed will be redeemed as described in paragraph 4(e)(ii) below. If a partial redemption would result in the delisting of the Preferred Securities by any national securities exchange or other organization on which the Preferred Securities are then listed, SunAmerica pursuant to the Indenture will only redeem Debentures in whole and, as a result, the Trust may only redeem the Common Securities in whole.

               (c) If, at any time, a Tax Event or an Investment Company Event (each as hereinafter defined, and each a "Special Event") shall occur and be continuing, the Regular Trustees shall, unless the Debentures are redeemed in the limited circumstances described below, dissolve the Trust and, after satisfaction of creditors, cause Debentures held by the Property Trustee having an aggregate principal amount equal to the aggregate stated liquidation amount of and accrued and unpaid interest equal to accrued and unpaid Distributions on, and having the same record date for payment as the Preferred Securities and Common Securities, to be distributed to the Holders of the Preferred Securities and Common Securities on a Pro Rata basis in liquidation of such Holders' interests in the Trust, within 90 days following the occurrence of such Special Event (the "90 Day Period"); provided, however, that in the case of the occurrence of a Tax Event, as a condition of such dissolution and distribution, the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on any then applicable published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Preferred Securities will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and distribution of Debentures; and provided, further, that, if and as long as at the time there is available to the Trust the opportunity to eliminate, within such 90 Day Period, the Special Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that has no adverse effect on the Trust, SunAmerica or the Holders of the Preferred Securities ("Ministerial Action") the Trust will pursue such measure in lieu of dissolution.

               If in the case of the occurrence of a Tax Event, (i) the Regular Trustees have received an opinion (a "Redemption Tax Opinion") of nationally recognized independent tax counsel experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that SunAmerica would be precluded from deducting the interest on the Debentures for United States federal income tax purposes even if the Debentures were distributed to the Holders of Preferred Securities and Common Securities in liquidation of such Holder's interest in the Trust as described in this paragraph 4(c) or (ii) the Regular Trustees shall have been informed by such tax counsel that a No Recognition Opinion cannot be delivered to the Trust, SunAmerica shall have the right at any time, upon not less than 30 nor more than 60 days' notice, to redeem the Debentures in whole or in part for cash at the Redemption Price within 90 days following the occurrence of such Tax Event, and promptly following such redemption Preferred Securities and Common Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed will be redeemed by the Trust at the Redemption Price on a Pro Rata basis: provided, however, that, if at the time there is available to SunAmerica or the Regular Trustees on behalf of the Trust the opportunity to eliminate, within such 90 day period, the Tax Event by taking some Ministerial Action, SunAmerica or the Holders of the Preferred Securities, SunAmerica or the Regular Trustees on behalf of the Trust will pursue such measure in lieu of redemption; and provided, further, that SunAmerica shall have no right to redeem the Debentures while the Regular Trustees on behalf of the Trust are pursuing such Ministerial Action. The Common Securities will be redeemed Pro Rata with the Preferred Securities, except that if an Event of Default under the Indenture has occurred and is continuing, the Preferred Securities will have a priority over the Common Securities with respect to payment of the Redemption Price.

               "Tax Event" means that the Regular Trustees shall have obtained an opinion of nationally recognized independent tax counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that on or after [_____________ __], 19[__] as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority

(including the enactment of any legislation and the publication of any judicial decision or regulatory determination), (c) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the theretofore generally accepted position or
(d) any action taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case on or after [__________ __], 19[__] there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States federal income tax with respect to income accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges or (iii) interest payable by SunAmerica to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible by SunAmerica for United States federal income tax purposes.

               "Investment Company Event" means that the Regular Trustees shall have received an opinion of nationally recognized independent counsel experienced in practice under the Investment Company Act that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after [_____________ __], 19[__].

               On the date fixed for any distribution of Debentures, upon dissolution of the Trust, (i) the Common Securities will no longer be deemed to be outstanding and (ii) any certificates representing Common Securities will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the stated liquidation amount of, and bearing accrued and unpaid interest equal to accrued and unpaid Distributions on, such Common Securities until such certificates are presented to SunAmerica or its agent for transfer or reissuance.

               (d) The Trust may not redeem fewer than all the outstanding Common Securities unless all accrued and unpaid Distributions have been paid on all Common Securities for all quarterly Distribution periods terminating on or prior to the date of redemption.

               (e)(i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Preferred Securities and Common Securities (a "Redemption/Distribution Notice") will be given by the Regular Trustees on behalf of the Trust by mail to each Holder of Preferred Securities and Common Securities to be redeemed or exchanged not less than 30 nor more than 60 days prior to the date fixed for redemption or exchange thereof. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph (e)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Preferred Securities and Common Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Preferred Securities and Common Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

               (ii) In the event that fewer than all the outstanding Common Securities are to be redeemed, the Common Securities to be redeemed will be redeemed Pro Rata from each Holder of Common Securities (subject to adjustment to eliminate fractional Common Securities).

               (iii) If the Trust gives a Redemption/ Distribution Notice in respect of a redemption of Common Securities as provided in this paragraph 4 (which notice will be irrevocable) then immediately prior to the close of business on the redemption date, provided that SunAmerica has paid to the Property Trustee in immediately available funds a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, Distributions will cease to accrue on the Common Securities called for redemption, such Common Securities will no longer be deemed to be outstanding and all rights of Holders of such Common Securities so called for redemption will cease, except the right of the Holders of such Common Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Common Securities which have been so called for redemption. If any date fixed for redemption of Common Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of Common Securities is improperly withheld or refused and not paid by the Property Trustee, Distributions on such Common Securities will continue to accrue, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

               (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to the Holders of the Common Securities.

               (v) Upon the date of dissolution of the Trust and distribution of Debentures as a result of the occurrence of a Special Event, Common Security Certificates shall be deemed to represent beneficial interests in the Debentures so distributed, and the Common Securities will no longer be deemed outstanding and may be canceled by the Regular Trustees. The Debentures so distributed shall have an aggregate principal amount equal to the aggregate liquidation amount of the Common Securities so distributed.

               5. Voting Rights. (a) Except as provided under paragraph 5(b) below and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

               (b) Except as provided in the Declaration with respect to a Special Regular Trustee, Holders of Common Securities have the sole right under the Declaration to increase or decrease the number of Trustees, and to appoint, remove or replace a Trustee, any such increase, decrease, appointment, removal or replacement to be approved by Holders of Common Securities representing a Majority in liquidation amount of the Common Securities.

               If any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than in connection with the distribution of Debentures held by the Property Trustee, upon the occurrence of a Special Event or in connection with the redemption of Common Securities as a consequence of a redemption of Debentures, then the Holders of outstanding Securities will be entitled to vote on such amendment or proposal as a class and such amendment or proposal shall not be effective except with the approval of the Holders of Securities representing 66-2/3% in liquidation amount of such Securities; provided, however, that (A) if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of 66-2/3% in liquidation amount of such class of Securities, (B) the rights of Holders of Common Securities under Article V of the Declaration to increase or decrease the number of, and to appoint, replace or remove, Trustees (other than a Special Regular Trustee) shall not be amended without the consent of each Holder of Common Securities, and (C) amendments to the Declaration shall be subject to such further requirements as are set forth in Sections 12.1 and
12.2 of the Declaration.

               In the event the consent of the Property Trustee as the holder of the Debentures, is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Property Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination. The Property Trustee shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided that where such amendment, modification or termination of the Indenture requires the consent or vote of
(1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or (2) each holder of Debentures, the Property Trustee may only vote with respect to that amendment, modification or termination as directed by, in the case of clause (1) above, the vote of Holders of Securities representing such specified percentage of the aggregate liquidation amount of the Securities, or, in the case of clause (2) above, each Holder of Securities; and provided, further, that the Property Trustee shall be under no obligation to take any action in accordance with the directions of the Holders of the Securities unless the Property Trustee shall have received, at the expense of the Sponsor, an opinion of nationally recognized independent tax counsel recognized as an expert in such matters to the effect that the Trust will not be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership on account of such action and will be treated as a grantor trust for United States federal income tax purposes following such action.

               Subject to Section 2.6 of the Declaration, and the provisions of this and the next succeeding paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class shall have the right to (A) on behalf of all Holders of Common Securities, waive any past default that is waivable under the Declaration (subject to, and in accordance with the Declaration) and (B) direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as holder of the Debentures, to (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 6.06 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable; provided that where the taking of any action under the Indenture requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or (e) each holder of Debentures, the Property Trustee may only take such action if directed by, in the case of clause (1) above, the vote of Holders of Common Securities representing such specified percentage of the aggregate liquidation amount of the Common Securities, or, in the case of clause (2) above, each Holder of Common Securities. Pursuant to this paragraph, the Property Trustee shall not revoke, or take any action inconsistent with, any action previously authorized or approved by a vote of the Holders of the Preferred Securities, and shall not take any action in accordance with the direction of the Holders of the Common Securities under this paragraph if the action is prejudicial to the Holders of Preferred Securities. Other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall be under no obligation to take any of the foregoing actions at the direction of the Holders of Common Securities unless the Properties Trustee shall have received, at the expense of the Sponsor, an opinion of nationally recognized independent tax counsel recognized as expert in such matters to the effect that the Trust will not be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership on account of such action and will be treated as a grantor trust for United States income tax purposes following such action.

               Notwithstanding any other provision of these terms, each Holder of Common Securities will be deemed to have waived any Event of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived by the Holders of Preferred Securities as provided in the Declaration or otherwise eliminated, and until all Events of Default with respect to the Preferred Securities have been so cured, waived by the Holders of Preferred Securities or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Declaration or of the Securities. In the event that any Event of Default with respect to the Preferred Securities is waived by the Holders of Preferred Securities as provided in the Declaration, the Holders of Common Securities agree that such waiver shall also constitute the waiver of such Event of Default with respect to the Common Securities for all purposes under the Declaration without any further act, vote or consent of the Holders of the Common Securities.

               A waiver of an Indenture Event of Default by the Property Trustee at the direction of the Holders of the Preferred Securities will constitute a waiver of the corresponding Event of Default under the Declaration in respect of the Securities.

               Any required approval of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities of the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

               No vote or consent of the Holders of Common Securities will be required for the Trust to redeem and cancel Common Securities in accordance with the Declaration.

               6. Pro Rata Treatment. A reference in these terms of the Common Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

               7. Ranking. The Common Securities rank pari passu with the Preferred Securities except that where an Event of Default occurs and is continuing, the rights of Holders of Common Securities to payment in respect of Distributions and payments upon liquidation, redemption or otherwise are subordinate to the rights of Holders the Preferred
Securities.

               8. Mergers, Consolidations or Amalgamations. The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets to, any corporation or other body.

               9. Transfers, Exchanges, Method of Payments. Payment of Distributions and payments on redemption of the Common Securities will be payable, the transfer of the Common Securities will be registrable, and Common Securities will be exchangeable for Common Securities of other denominations of a like aggregate liquidation amount, at the principal corporate trust office of the Property Trustee in The City of New York; provided that payment of Distributions may be made at the option of the Regular Trustees on behalf of the Trust by check mailed to the address of the persons entitled thereto and that the payment on redemption of any Common Security will be made only upon surrender of such Common Security to the Property Trustee. Notwithstanding the foregoing, transfers of Common Securities are subject to conditions set forth in Section 9.1(c) of the Declaration.

               10. Acceptance of Indenture. Each Holder of Common Securities, by the acceptance thereof, agrees to the provisions of the Indenture and the Debentures, including the subordination provisions thereof.

               11. No Preemptive Rights. The Holders of Common Securities shall have no preemptive rights to subscribe to any additional Common Securities or Preferred Securities.

               12. Miscellaneous. These terms shall constitute a part of the Declaration. The Trust will provide a copy of the Declaration and the Indenture to a Holder without charge on written request to the Trust at its principal place of business.

                                                                       Annex I


                         TRANSFER OF THIS CERTIFICATE
                         IS SUBJECT TO THE CONDITIONS
                         SET FORTH IN THE DECLARATION
                               REFERRED TO BELOW


Certificate Number               Number of Common Securities
         C-1                                 [____________]



                   Certificate Evidencing Common Securities

                                      of

                         SunAmerica Capital Trust [__]


                   [___]% Trust Originated Common Securities
                 (liquidation amount $25 per Common Security)


               SunAmerica Capital Trust [__], a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that SunAmerica Inc. (the "Holder") is the registered owner of [______________] ([__________]) common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the [___]% Trust Originated Common Securities (liquidation amount $25 per Common

Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer and satisfaction of the other conditions set forth in the Declaration (as defined below) including, without limitation Section 9.1(c) thereof. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of [____________ __], 19[__], as the same may be amended from time to time (the "Declaration") including the designation of the terms of Common Securities as set forth in Exhibit C thereto. The Common Securities and the Preferred Securities issued by the Trust pursuant to the Declaration represent undivided beneficial interests in the assets of the Trust, including the Debentures (as defined in the Declaration) issued by SunAmerica Inc., a Maryland corporation, to the Trust pursuant to the Indenture referred to in the Declaration. The Trust will furnish a copy of the Declaration and the Indenture to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

               The Holder of this Certificate, by accepting this Certificate, is deemed to have agreed to the terms of the Indenture and the Debentures, including that the Debentures are subordinate and junior in right of payment to all Senior Debt (as defined in the Indenture) as and to the extent provided in the Indenture.

               Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

               IN WITNESS WHEREOF, the Trustees of the Trust have executed this certificate this [__]th day of [_________], 19[__].


                           SUNAMERICA CAPITAL TRUST [__]



                           By________________________, as trustee
                              Name:  James R. Belardi
                              Title: Trustee



                           By_________________________, as trustee
                              Name:  Scott L. Robinson
                              Title: Trustee

Dated:

Countersigned and Registered:

The Bank of New York,
  Transfer Agent and Registrar


By:___________________________
         Authorized Signature

                                  ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

____________________________________________________________

____________________________________________________________
____________________________________________________________
(Insert assignee's social security or tax identification number)

____________________________________________________________
____________________________________________________________
____________________________________________________________
(Insert address and zip code of assignee)

and irrevocably appoints

____________________________________________________________

____________________________________________________________

_____________________________________________________ agent to transfer this
Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: ________________________

Signature: _________________________________
(Sign exactly as your name appears on the other side of this Common Security Certificate)